Exhibit 10.1
_____________________________________________________________________________
PURCHASE AND SALE AGREEMENT
AND ESCROW INSTRUCTIONS
BY AND BETWEEN
KBS SOR WESTPARK PORTFOLIO, LLC,
a Delaware limited liability company
(“Seller”)
AND
KEPPEL-KBS WESTPARK, LLC,
a Delaware limited liability company
(“Buyer”)
_____________________________________________________________________________
[Westpark Portfolio
Redmond, WA]

PURCHASE AND SALE AGREEMENT
AND ESCROW INSTRUCTIONS
THIS PURCHASE AND SALE AGREEMENT AND ESCROW INSTRUCTIONS (this “Agreement”) is made and entered into as of September 23, 2018 between KBS SOR WESTPARK PORTFOLIO, LLC, a Delaware limited liability company (“Seller”), and KEPPEL-KBS WESTPARK, LLC, a Delaware limited liability company (“Buyer”; Buyer and Seller are hereinafter collectively referred to as the “Parties” and each as a “Party”), with reference to the following:
A.    Seller is the owner of the improved real property (the “Real Property”) described on Exhibit A attached hereto together with certain personal property located upon or used in connection with such improved real property and certain other assets relating thereto, all as more particularly described in Section 2 hereof.
B.    Seller desires to sell to Buyer, and Buyer desires to purchase from Seller, the Real Property, together with certain personal property and related assets on the terms and subject to the conditions contained in this Agreement.
NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1.	BASIC TERMS AND DEFINITIONS; REFERENCES Basic Terms and Definitions
(a)    Effective Date. The effective date of this Agreement shall be the date set forth above (“Effective Date”).
(b)    Closing Date. The Close of Escrow (as defined in Section 8.1 hereof) shall occur on the date (the “Closing Date”) of the earlier to occur of (i) December 31, 2018, at 1:00 p.m. (Pacific Daylight Time), or (ii) at such other time and date as may be agreed between Buyer and Seller.
(c)    Escrow Holder. The escrow holder shall be First American Title Insurance Company (“Escrow Holder”), whose address is 18500 Von Karman Avenue, Suite 600, Irvine, California 92612, Escrow Officer: Patty Beverly; Telephone: (949) 885-2465; Telecopier: (877) 372-0260.
(d)    Title Company. The title company shall be First American Title Insurance Company (“Title Company”), whose address is 18500 Von Karman Avenue, Suite 600, Irvine, California 92612, Title Coordinator: Kristen Hueter; Telephone: (949) 885-2450; Telecopier (877) 372-0256.
1.2    References. All references to Exhibits and Schedules refer to Exhibits and Schedules attached to this Agreement and all such Exhibits and Schedules are incorporated herein by reference. The words “herein,” “hereof,” “hereinafter” and words of similar import refer to this Agreement as a whole and not to any particular Section hereof.

2.	PURCHASE AND SALE

Subject to the terms and conditions of this Agreement, Seller agrees to sell, assign and transfer to Buyer and Buyer agrees to purchase from Seller, for the purchase price set forth in Section 3 hereof, all of Seller’s right, title and interest in and to the following (collectively, the “Property”):
2.1    The Real Property, together with the buildings located thereon, and all associated parking areas, and all other improvements located thereon (the buildings and such other improvements are referred to herein collectively as the (“Improvements”)); all references hereinafter made to the Real Property shall be deemed to include all rights, privileges, easements and appurtenances benefiting the Real Property and/or the Improvements situated thereon, including, without limitation, all mineral and water rights and all easements, rights-of-way and other appurtenances used or connected with the beneficial use or enjoyment of the Real Property;
2.2    All personal property, equipment, supplies and fixtures (collectively, the “Personal Property”) left on the Real Property at the Close of Escrow to the extent owned by Seller;
2.3    All of Seller’s interest in any intangible property used exclusively in connection with the Real Property and the Improvements, including, without limitation, all contract rights, warranties, guaranties, licenses, permits, entitlements, governmental approvals and certificates of occupancy;
2.4    All of Seller’s interest in all leases, tenancy agreements and other similar occupancy agreements affecting the Real Property as of the Close of Escrow (the “Leases”); and
2.5    All of Seller’s interest in the service agreements listed on Exhibit C attached hereto and all service agreements hereafter entered into by Seller to the extent permitted by the provisions of this Agreement and affecting the Real Property as of the Close of Escrow (the “Contracts”).
Notwithstanding anything to the contrary contained herein, the term “Property” shall expressly exclude any Rents (as such term is defined in Section 10.1 hereof) or any other amounts payable by tenants under the Leases for periods prior to the Close of Escrow, any Rent or other amounts payable by any former tenants of the Property, and any judgments, stipulations, orders, or settlements with any tenants under the Leases or former tenants of the Property (hereinafter collectively referred to as the “Excluded Property”).

3.	PURCHASE PRICE
3.1    Purchase Price. The purchase price for the Property shall be One Hundred Sixty-Nine Million Three Hundred Fifty-Eight Thousand Nine Hundred Eighty-Eight and No/100 Dollars ($169,358,988.00) (the “Purchase Price”).
3.2    Payment of Purchase Price. The Purchase Price shall be payable as follows:
3.2.1    Payment of Purchase Price. Provided all the conditions in Section 7.1 hereof have been satisfied or waived by Buyer, subject to the provisions of Section 3.2.2 below, Buyer shall deposit in cash or current funds with Escrow Holder no later than 1:00 p.m. (Pacific

Daylight Time) on the Closing Date (as defined in Section 1.1(b) hereof) an amount equal to the Purchase Price plus or minus applicable prorations pursuant to Section 10 hereof.
3.2.2    Buyer Parent REIT Units. KBS Strategic Opportunity REIT, Inc., a Maryland corporation and indirect one hundred percent (100%) owner of Seller (“KBS SOR”), is currently the holder of six and ninety-seven one-hundredths percent (6.97%) of the issued and outstanding units (the “Units”) in Keppel-KBS US REIT (“Buyer Parent REIT”), the indirect one hundred percent (100%) owner of Buyer.
3.3    Independent Contract Consideration. Within three (3) business days after the Effective Date, Buyer shall deliver to Seller in cash the sum of One Hundred and No/100 Dollars ($100.00) (the “Independent Contract Consideration”) which amount has been bargained for and agreed to as consideration for Buyer’s exclusive option to purchase the Real Property and the right to inspect the Real Property as provided herein, and for Seller’s execution and delivery of this Agreement. The Independent Contract Consideration is in addition to and independent of all other consideration provided in this Agreement, and is nonrefundable in all events.

4.	PROPERTY INFORMATION; TITLE POLICY; INSPECTIONS; TENANT ESTOPPEL CERTIFICATES; CONFIDENTIALITY
4.1    Property Information. Prior to the Effective Date, Seller has made available to Buyer, and will continue to make available to Buyer during the term of this Agreement, to the extent in Seller’s possession, the following, in an electronic data room, at the Real Property, or at the local property manager’s office (collectively, the “Property Information”):
(a)    the Leases;
(b)    a current rent roll for the Real Property, indicating rents collected, scheduled rents and concessions, delinquencies, and security deposits held (collectively, the “Rent Rolls”);
(c)    the most current operating statements for the Real Property, if available (collectively, the “Operating Statements”);
(d)    copies of the Contracts;
(e)    existing land title surveys, if any, for the Real Property (collectively, the “Existing Surveys”); and
(f)    any environmental, soils and/or engineering reports prepared for Seller or Seller’s predecessors.
4.2    Title Reports; Title Policy.
4.2.1    Delivery of Title Report. Prior to the Effective Date, Seller has made available to Buyer a preliminary title report or title commitment covering the Real Property (the “Title Report”), together with copies of all documents (collectively, the “Title Documents”) referenced in the Title Report. Prior to the Effective Date, Buyer has requested, at Buyer’s sole cost and expense, that the Existing Survey be updated and recertified (the “Updated Survey”).

During the term of this Agreement, Seller shall assist Buyer, without cost or expense to Seller, with any further review of the Title Reports and Updated Survey by Buyer and answer all follow-up questions and provide additional requested information to the extent in Seller’s possession or control. Seller covenants and agrees to remove (or cause to be removed) from the Real Property concurrently with the Close of Escrow each of the following (collectively, the “Monetary Encumbrances”): (i) all deeds of trust, mortgages and/or other debt instruments to the extent executed by Seller or expressly assumed by Seller in writing (which obligation shall be deemed satisfied if Seller or Escrow Holder has received a payoff letter from the applicable lender and Seller has authorized Escrow Holder to use a portion of the Purchase Price to satisfy the applicable obligation in full in accordance with such payoff letter as part of the Close of Escrow), and (ii) any other monetary liens which are of an ascertainable amount and are capable of being removed upon the payment of money (which obligation shall be deemed satisfied if the same is bonded over in a manner acceptable to the Title Company); provided, however, that work affecting the Real Property performed or to be performed by or on behalf of a tenant or subtenant under a Lease will not be Seller’s responsibility, and accordingly Seller shall not be obligated to remove from the Real Property either (x) notices of commencement of work to be performed by contractors or subcontractors engaged by such tenants or subtenants, or (y) any liens filed with respect to such work performed by or on behalf of any such tenant, unless (and only to the extent that) an item referenced in either clauses (x) or (y) above would impair Seller’s ability to transfer the Real Property to Buyer.
4.2.2    Delivery of Title Policy at Closing. As a condition precedent to the Close of Escrow, the Title Company shall have issued and delivered to Buyer, or shall have committed to issue and deliver to Buyer, with respect to the Real Property, a Standard Coverage Owner’s Policy of Title Insurance (2006 Form) (the “Title Policy”) in the form of the Title Report, issued by the Title Company as of the date and time of the recording of the Deed (as such term is defined in Section 6.1 hereof) for the Real Property, in the amount of the Purchase Price insuring Buyer as owner of good, marketable and indefeasible fee simple legal title to the Real Property, subject only to the Permitted Exceptions (as hereinafter defined). For purposes of this Agreement, “Permitted Exceptions” shall mean and include (a) any lien to secure payment of real estate taxes, including special assessments, not delinquent, (b) all matters which could be revealed or disclosed by a physical inspection or a survey of the Real Property and matters affecting the Real Property which are created by or with the written consent of Buyer or which do adversely affect Buyer’s contemplated use of the Real Property, (c) the rights of the tenants under the Leases affecting the Real Property, (d) all exceptions disclosed in writing by the Title Report relating to the Real Property, (e) any exception for liens for services, labor or materials heretofore or hereafter furnished to the Property for which Buyer is entitled to a credit at the Close of Escrow pursuant to this Agreement, for which Buyer is expressly responsible for payment under the terms of this Agreement, and/or which arises from any services, labor or materials contracted for by any tenant at the Property and with respect to which any such tenant is responsible for payment under the terms of its Lease, and (f) all applicable laws, ordinances, rules and governmental regulations (including, without limitation, those relating to building, zoning and land use) affecting the development, use, occupancy or enjoyment of the Real Property.
4.3    Inspections.

4.3.1    Inspections in General. During the term of this Agreement, Buyer, its agents, and employees shall have a limited license (the “License”) to enter upon the Real Property for the purpose of making non-invasive inspections at Buyer’s sole risk, cost and expense. Before any such entry, Buyer shall provide Seller with a certificate of insurance naming Seller as an additional insured and with an insurer and insurance limits and coverage reasonably satisfactory to Seller. All of such entries upon the Real Property shall be at reasonable times during normal business hours and after at least forty-eight (48) hours prior notice to Seller or Seller’s agent, and Seller or Seller’s agent shall have the right to accompany Buyer during any activities performed by Buyer on the Real Property. Notwithstanding anything stated to the contrary herein, Buyer shall have no right to inspect any of the occupied space in the Real Property, Buyer shall not contact or speak to any of the tenants under the Leases, unless Buyer provides Seller with no less than forty-eight (48) hours prior written notice of such intention and Seller or Seller’s representative is present during such inspections and/or discussions with tenants; any discussions with tenants shall immediately cease at the tenant’s request and any discussions with tenants must be limited to their existing tenancy and premises and may not involve any lease renegotiations. Seller agrees to make itself or its representatives reasonably available to be present during Buyer’s inspections and/or discussions with tenants. Inspections by Buyer shall not interfere with the rights of tenants. To the extent a consultant is engaged by Buyer to perform any tests or inspections, at Seller’s request, Buyer shall provide Seller (at reasonable cost to Seller) with a copy of the results of any such tests and inspections, excluding only market and economic feasibility studies. If any inspection or test disturbs the Real Property, Buyer will restore the Real Property to the same condition as existed before the inspection or test. Buyer shall defend, indemnify Seller and hold Seller, Seller’s trustees, officers, tenants, agents, contractors and employees and the Real Property harmless from and against any and all losses, costs, damages, claims, or liabilities, including but not limited to, mechanics’ and materialmens’ liens and Seller’s attorneys’ fees, arising out of or in connection with Buyer’s, or its agents’, contractors’, employees’, or invitees’ entry upon or inspection of the Real Property but expressly excluding any such losses, costs, damages, claims or liabilities arising from Buyer’s discovery of an existing condition on the Real Property so long as Buyer’s actions do not exacerbate such condition (and then only to the extent, if any, Buyer’s tests or inspections actually exacerbate such condition) or arising from Seller’s negligence or willful misconduct. The License may be revoked by Seller at any time and shall in any event be deemed revoked upon termination of this Agreement. The provisions of this Section 4.3.1 shall survive the Close of Escrow or the earlier termination of this Agreement.
4.3.2    Environmental Inspections. The inspections under Section 4.3.1 may include non-invasive Phase I environmental inspections of the Real Property, but no Phase II environmental inspections or other invasive inspections or sampling of soil or materials, including without limitation construction materials, either as part of the Phase I inspections or any other inspections, shall be performed without the prior written consent of Seller, which may be withheld in its sole and absolute discretion (provided, however, that if a Phase I inspection of the Real Property recommends in writing that a Phase II inspection be conducted, Seller shall not unreasonably withhold its consent to such Phase II), and if consented to by Seller, the proposed scope of work and the party who will perform the work shall be subject to Seller’s review and approval. To the extent a consultant is engaged by Buyer to perform any other tests or inspections, at Seller’s request, Buyer shall deliver to Seller (at reasonable cost to Seller) copies of any Phase II or other environmental reports performed by such consultant to which Seller consents as provided above.
4.4    Tenant Estoppel Certificates. Seller shall endeavor to secure and deliver to Buyer by the Closing Date estoppel certificates for all Leases consistent with the information in the Rent Rolls and substantially in the form attached hereto as Exhibit D or such form as may be required under the applicable Leases. Buyer may terminate this Agreement upon two (2) business days written notice to Seller if, no less than three (3) business days prior to the Closing Date, Seller fails to deliver to Buyer estoppel certificates substantially in the form attached hereto as Exhibit D or such form as may be required under any particular Lease (“Tenant Estoppel Certificates”), executed by tenants under Leases covering at least seventy percent (70%) of the leased rental floor area of the Real Property and meeting the foregoing requirements.
4.5    Contracts. Buyer shall assume the obligations arising from and after the Closing Date under the Contracts; provided, however, that: (1) notwithstanding anything stated to the contrary herein, with respect to any property management agreement or leasing agreements listed in Exhibit C attached hereto and made a part hereof, Buyer shall have the right to elect in writing to either (A) assume each such property management agreement or leasing agreement as of the Close of Escrow or (B) have Seller terminate such property management agreement or leasing agreement as of the Close of Escrow (in which case Buyer would enter into new replacement agreements with the applicable property managers and leasing agents), and (2) if Buyer elects to have any property management or leasing agreement terminated pursuant to clause (1)(A), then notwithstanding Seller’s termination of any such property management agreement or leasing agreement listed in Exhibit C attached hereto, and in consideration of Seller’s terminating the same and Seller’s continued leasing of the Property after the Effective Date, Buyer shall be responsible for, and Buyer shall assume pursuant to the terms and provisions of the Assignment of Leases and Contracts and Bill of Sale, as hereinafter defined, all leasing commissions payable (notwithstanding the termination of any such agreement) under such property management agreements and leasing agreements after the Close of Escrow arising out of the lease of space in the Property after the Close of Escrow.
4.6    Confidentiality.
4.6.1    Each Party agrees not to disclose or permit the disclosure of any of the terms of this Agreement or any other confidential, non-public or proprietary information relating to the Property, Seller, or the business of Seller (collectively, “Confidential Information”); provided that such disclosure may be made (a) to any person who is a member, partner, manager, officer, investor, director or employee, directly or indirectly, of such Party or counsel to, or accountants of, such Party solely for their use and on a need-to-know basis; provided that such person or entity is notified of the Party’s confidentiality obligations hereunder, (b) with the prior consent of the other Party, (c) subject to Section 4.6.2 below, pursuant to a subpoena, order issued or examination by a court, arbitrator or governmental body, agency or official, (d) to any lender providing financing to Seller and/or Buyer, (e) to any governmental or regulatory authority, body or agency or stock exchange pursuant to applicable laws, rules, guidelines or regulations as reasonably determined by such Party, or (f) pursuant to any regulatory requirement. Notwithstanding the foregoing and anything to the contrary in this Agreement (i)

any Party may disclose to any and all persons, without limitation of any kind, the tax treatment and tax structure of the transaction contemplated by this Agreement and all materials of any kind (including opinions or other tax analyses) that are provided relating to such tax treatment and tax structure, and (ii) nothing contained herein shall impair any Party’s (or any Party’s affiliate’s) right to disclose information relating to this Agreement or to the Property (x) to any due diligence representatives and/or consultants that are engaged by, work for or are acting on behalf of, any securities dealers and/or broker dealers evaluating such Party or its affiliates, (y) in connection with any filings (including any amendment or supplement to any S‑11 filing) with governmental or regulatory agencies or stock exchanges (including the United States Securities and Exchange Commission or any regulatory agency or body in Singapore such as the Singapore Exchange Securities Trading Limited (“SGX”)) by any Party or other person or entity holding an interest (direct or indirect) in any Party, and (z) to any broker/dealers in such Party’s or its affiliates’ broker/dealer network and any of the Party’s or its affiliates’ investors.
4.6.2    In the event that a Party receives a request to disclose any Confidential Information under a subpoena or order or examination by a court, arbitrator or governmental body, agency or official, such Party shall to the extent legally practicable (i) promptly notify the other Party, (ii) consult with the other Party on the advisability of taking steps to resist or narrow such request, and (iii) if disclosure is required or deemed advisable, reasonably cooperate with the other Party in any attempt such other Party may make to obtain an order or other assurance that confidential treatment will be accorded the Confidential Information that is disclosed.
4.6.3    Without limiting the rights of the Parties in Section 4.6.1 above, no Party shall issue or publish any press release, tombstone or any other similar public communication advertising the sale of the Property to Buyer that would disclose the financial aspects of this Agreement or the financial aspects of the business of the Property without the written prior approval of all of the Parties.

5.	OPERATIONS AND RISK OF LOSS
5.1    Ongoing Operations. During the term of this Agreement, but subject to the limitations set forth below, Seller shall carry on its businesses and activities relating to the Real Property, including maintaining the Property in good condition and repair, subject to normal wear and tear and Section 5.4 below, substantially in the same manner as it did before the date of this Agreement.
5.2    New Contracts. During the term of this Agreement, Seller may enter into new service agreements and may amend, renew, modify and terminate existing Contracts relating to the maintenance and operation of the Property substantially in accordance with Seller’s past practices and in the ordinary course of business, provided that Seller delivers to Buyer copies of any Contracts executed after the Effective Date within five (5) business days after Seller’s execution of the same (which may be delivered to David Snyder or Andy Gwee by electronic mail) and these Contracts are cancelable on not more than thirty (30) days’ written notice, without the payment of any termination or other similar fee. All of the service agreements shall require prior written approval of the Buyer, which approval shall not be unreasonably withheld, conditioned or delayed and may be delivered by David Snyder or Andy Gwee by electronic mail (and shall be deemed given if not rejected in writing within five (5) business days after Buyer receives Seller’s request for such approval); provided, however, that Buyer’s consent shall not be required for any contracts required to enable Seller to comply with the terms of the Leases or required to address any health or safety conditions at the Property.
5.3    Leasing Arrangements.
5.3.1    Leasing Prior to Closing. During the term of this Agreement, Seller may not, without prior written approval of Buyer, which approval shall not be unreasonably withheld, conditioned or delayed and may be delivered by David Snyder or Andy Gwee by electronic mail (and shall be deemed given if not rejected in writing within five (5) business days after Buyer receives Seller’s request for such approval): (a) execute any new Lease affecting the Real Property (or any part thereof); (b) materially amend any existing Lease; or (c) terminate or accept the surrender of any Lease; provided however that Seller is authorized to accept the termination of Leases at their existing terms and to expand, extend or renew any Lease pursuant to expansion, extension or renewal options contained therein. At the Close of Escrow, Buyer shall reimburse Seller for commissions, legal fees, the cost of tenant improvements, and all other leasing costs and expenses paid by Seller with respect to all new leases and all other Lease amendments, expansions or renewals or new leases that were entered into after the Effective Date and, at Close of Escrow, shall assume in writing (pursuant to the Assignment of Leases and Contracts and Bill of Sale) Seller’s obligations (whether arising before or after the Closing Date) under such new leases and Lease amendments, expansions or renewals.
5.3.2    Free Rent After Closing. Schedule 2 attached hereto lists the free rent that certain tenants will receive under their new leases after the Close of Escrow (the “New Leases with Free Rent”). Each of the New Leases with Free Rent have been fully executed but the applicable tenant has not yet commenced paying rent per the terms of each of the New Leases with Free Rent. For each New Lease with Free Rent, the free rent for the period between the Close of Escrow and each lease commencement date (identified as “Start Date” in Schedule 2) is identified in Schedule 2 as “Rent Shortfall Payment”. Seller hereby agrees that, commencing on the Close of Escrow and continuing until the Start Date for each New Lease with Free Rent, Seller shall pay to Buyer the total amount of “Rent Shortfall Payment” listed on Schedule 2 for each New Lease with Free Rent. Seller shall pay the Rent Shortfall Payment in installments on a monthly basis, with the first payment being a “stub” payment payable to Buyer at the Close of Escrow for the period between the Close of Escrow and the first day of the month following the Close of Escrow. Thereafter, Seller shall pay to Buyer the applicable monthly amount of Rent Shortfall Payment for each New Lease with Free Rent so that the full amount of Rent Shortfall Payment for each New Lease with Free Rent has been paid to Buyer on or before each Start Date listed in Schedule 2. In addition, Schedule 2 lists the amount of free rent to be received under each New Lease with Free Rent from and after Start Date (identified as “Free Rent Buyout” in Schedule 2). Buyer hereby requests that Seller enter into an agreement with each tenant under a New Lease with Free Rent pursuant to which Seller will buyout each such tenant’s free rent after the applicable Start Date (the Free Rent Buyout) so that each such tenant shall commence paying monthly base rent as of the Start Dates listed in Schedule 2. If, for any reason, Seller is unable to enter into any such buyout agreement prior to the Close of Escrow for any New Lease with Free Rent, Seller hereby agrees that commencing on the Start Date for each such lease Seller shall pay to Buyer the “Free Rent Buyout” set forth on Schedule 2 for each such lease in monthly installments to compensate Buyer for the period of free rent granted to the respective tenant under each such lease. The provisions of this Section 5.3.2 shall survive the Close of Escrow, but if requested by Buyer, Seller agrees to enter into a mutually acceptable agreement at the Close of Escrow to memorialize Seller’s obligations in this Section 5.3.2. If Seller enters into a free rent buyout agreement after the Close of Escrow, but prior to the Start Date for any New Lease with Free Rent such that the applicable tenant has agreed to pay monthly base rent as of its Start Date, Seller shall no longer be obligated to pay Buyer the Free Rent Buyout to Buyer for such lease. Buyer and Seller agree that the amount of “Rent Shortfall Payment” and “Free Rent Buyout” as identified on Schedule 2 were calculated based on the Close of Escrow occurring on November 15, 2018, and that the Purchase Price of $169,358,988.00 was calculated based on the amount of “Rent Shortfall Payment” and “Free Rent Buyout” as identified on such Schedule 2. Notwithstanding anything to the contrary set forth in this Section 5.3.2, in the event that the Close of Escrow occurs prior to or after November 15, 2018 in accordance with the terms of this Agreement, Buyer and Seller agree that (i) the amount of "Rent Shortfall Payment" and “Free Rent Buyout” as identified on Schedule 2 shall be recalculated to reflect such earlier or later date on which the Close of Escrow actually occurs, and (ii) the Purchase Price shall be adjusted dollar-for-dollar by an amount equal to any decrease or increase to the amount of “Rent Shortfall Payment” and “Free Rent Buyout” resulting from any such recalculation.
5.4    Damage or Condemnation. Risk of loss shall remain with Seller. If prior to the Close of Escrow, the Real Property shall be Materially Damaged (defined below), or if any Material Portion (defined below) of the Real Property shall be subjected to a bona fide written threat of condemnation or shall become the subject of any proceedings, judicial, administrative or otherwise, with respect to the taking by eminent domain or condemnation by a governmental authority (a “Material Taking”), then Seller shall promptly notify Buyer in writing that such Material Damage or Material Taking has occurred after Seller obtains actual knowledge of such occurrence, and Buyer may elect not to acquire the Real Property by delivering written notice of such election to Seller within five (5) days after Buyer learns of the Material Damage or Material Taking, in which event Buyer shall no longer be obligated to purchase, and Seller shall no longer be obligated to sell, the Real Property and this Agreement shall terminate. If the Closing Date is within the aforesaid 5‑day period, then Buyer shall have the right to elect in writing to extend the Close of Escrow to no later than the next business day following the end of said 5‑day period so that Buyer may receive the benefit of such 5-day period (or so much so as Buyer may elect). If no such election is made, and in any event if the damage does not constitute Material Damage, or an eminent domain or condemnation proceeding or bona fide written threat does not affect a Material Portion of the Real Property, then this Agreement shall remain in full force and effect, and the purchase contemplated herein (less any interest taken by eminent domain or condemnation) shall be consummated pursuant to the terms of this Agreement (after deducting all reasonable costs incurred by Seller in defending such eminent domain or condemnation proceeding prior to the Close of Escrow); provided, however, that Buyer shall be entitled to receive any condemnation award or payment, and upon the Close of Escrow, Seller shall assign, transfer and set over to Buyer all of the right, title and interest of Seller in and to any awards that have been or that may thereafter be made for such taking, and Seller shall assign, transfer and set over to Buyer any insurance proceeds that may thereafter be made for such damage or destruction giving Buyer a credit at the Close of Escrow for any deductible under such policies. For purposes of this Section 5.4, the phrase(s) (i) “Material Damage” or “Materially Damaged” means damage reasonably exceeding ten percent (10%) of the Purchase Price as reasonably determined by Seller after engaging a third-party consultant to determine the scope and cost to repair such damage, and (ii) “Material Portion” means any portion of the Real Property that has a “fair market value” exceeding ten percent (10%) of the Purchase Price of the Real Property as reasonably determined by Seller after engaging a third-party broker to provide an opinion of value with respect to the affected portion of the Real Property.
5.5    Additional Covenants of Seller. During the term of this Agreement, Seller covenants and agrees as follows:
(a)    No Monetary Encumbrances. Not to create any new Monetary Encumbrances or to modify or increase any existing Monetary Encumbrances unless Seller will satisfy and discharge same at or prior to the Close of Escrow in accordance with Section 4.2 above;
(b)    No Sales or Options to Purchase. Not to sell or transfer, or agree to sell or transfer, the Real Property or grant any option to sell or transfer the Real Property inconsistent with this Agreement;
(c)    Compliance with Laws and Agreements. To use commercially reasonable efforts to conduct its business and affairs at the Real Property in a manner that will comply with (1) applicable laws, regulations, orders and directives of any governmental agency having jurisdiction over the Real Property and (2) Seller’s obligations under the Leases, the Contracts or other written agreements to which Seller is a party, in each case where such non-compliance would result in the imposition of a lien or other encumbrance against the Real Property that would prevent the transfer of title of the Real Property or the imposition of a restriction that would prevent the continued use or operation of the Real Property in the manner that the Property was operated prior to the date of this Agreement;
(d)    Maintain Insurance. To continue to maintain its current insurance policies with respect to the Property through the Close of Escrow and not to knowingly take any action or knowingly permit any action to be taken at the Property that would render any such existing insurance policies to be, or become invalid, void or voidable;
(e)    Disclosure of Litigation. To promptly disclose to Buyer in writing any service of process received or litigation filed against Seller or, if within the Seller’s Actual Knowledge (defined below), brought by or against Seller, under or in connection with the Leases and/or the Real Property where such service of process or litigation filed would impose a continuing obligation or liability on Buyer or the Real Property after the Close of Escrow or Seller’s ability to perform hereunder.
5.6    Additional Covenants of Buyer. Buyer shall use its commercially reasonable efforts to complete the Offering (as defined in Section 7.1(h) below) and to ensure that the Units (as defined in Section 7.1(h) below) will be listed, and the trading of such Units will commence and continue on the SGX.

6.	SELLER’S AND BUYER’S DELIVERIES
6.1    Seller’s Deliveries into Escrow. No less than one (1) business day prior to the Closing Date, Seller shall deliver into Escrow (as such term is defined in Section 9 hereof) to the Escrow Holder the following:

(a)    Deed. A deed (the “Deed”) in the form attached hereto as Exhibit E, executed and acknowledged by Seller, conveying to Buyer Seller’s title to the Real Property.
(b)    Assignment of Leases and Contracts and Bill of Sale. An Assignment of Leases and Contracts and Bill of Sale (“Assignment of Leases and Contracts and Bill of Sale”) in the form of Exhibit F attached hereto, executed by Seller.
(c)    State Law Disclosures. Such disclosures and reports as are required by applicable state and local law in connection with the conveyance of the Real Property.
(d)    FIRPTA. A Foreign Investment in Real Property Tax Act affidavit executed by Seller substantially in the form of Exhibit G attached hereto.
(e)    Owner’s Affidavit. An owner’s affidavit with respect to the Real Property (the “Owner’s Affidavit”) in the form of Exhibit I attached hereto, executed by Seller, except that Buyer shall have no right to receive a copy of such Owner’s Affidavit.
(f)    Seller’s Reaffirmation. A certificate of Seller confirming whether the representations and warranties made by Seller in Section 11.1 hereof continue to be true and correct in all material respects.
(g)    State-Specific Deliveries. If applicable, the state-specific deliveries (each, a “State-Specific Delivery” and collectively, the “State-Specific Deliveries”) listed on Exhibit J attached hereto.
(h)    Additional Documents. Any additional documents that Escrow Holder or the Title Company may reasonably require for the proper consummation of the transaction contemplated by this Agreement.
6.2    Buyer’s Deliveries into Escrow. No less than one (1) business day prior to the Closing Date, Buyer shall deliver into Escrow to the Escrow Holder the following:
(a)    Purchase Price. The Purchase Price, composed as provided in Section 3.2.2. above, plus or minus applicable prorations, deposited by Buyer with the Escrow Holder no later than 1:00 p.m. (Pacific Daylight time) one (1) business day prior to the Closing Date.
(b)    Assignment of Leases and Contracts and Bill of Sale. An Assignment of Leases and Contracts and Bill of Sale executed by Buyer.
(c)    State-Specific Deliveries. If applicable, the State-Specific Deliveries listed on Exhibit – attached hereto.
(d)    State Law Disclosures. Such disclosures and reports as are required by applicable state and local law in connection with the conveyance of the Real Property.
(e)    Additional Documents. Any additional documents that Escrow Holder or the Title Company may reasonably require for the proper consummation of the transaction contemplated by this Agreement.

6.3    Closing Statements/Escrow Fees; Tenant Notices. Prior to 10:00 a.m. (Pacific Daylight Time) on the Closing Date, Seller and Buyer shall deposit with the Escrow Holder executed closing statements consistent with this Agreement in the form required by the Escrow Holder and, Seller and Buyer shall execute at the Close of Escrow, and deliver to each tenant immediately after the Close of Escrow, tenant notices regarding the sale of the Real Property in substantially the form of Exhibit H attached hereto, or such other form as may be required by applicable state law.
6.4    Post-Closing Deliveries. Immediately after the Close of Escrow, to the extent in Seller’s possession, Seller shall deliver to the offices of Buyer’s property manager: the original Leases; copies or originals of all contracts, receipts for deposits, and unpaid bills; all keys, if any, used in the operation of the Real Property; and, if in Seller’s possession or control, any “as‑built” plans and specifications of the Improvements.

7.	CONDITIONS TO BUYER’S AND SELLER’S OBLIGATIONS
7.1    Conditions to Buyer’s Obligations. The Close of Escrow and Buyer’s obligation to consummate the transaction contemplated by this Agreement are subject to the satisfaction of the following conditions for Buyer’s benefit (or Buyer’s waiver thereof, it being agreed that Buyer may waive any or all of such conditions) on or prior to the Closing Date or on the dates designated below for the satisfaction of such conditions:
(a)    All of Seller’s representations and warranties contained herein shall be true and correct in all material respects as of the date of this Agreement and as of the Closing Date, subject to any qualifications hereafter made to any of Seller’s representations as provided for in Section 11.1 hereof;
(b)    As of the Closing Date, Seller shall have performed its respective obligations hereunder and all deliveries to be made at Close of Escrow by Seller shall have been tendered;
(c)    There shall exist no actions, suits, arbitrations, claims, attachments, proceedings, assignments for the benefit of creditors, insolvency, bankruptcy, reorganization or other proceedings, pending or threatened against Seller that would materially and adversely affect Seller’s ability to perform its respective obligations under this Agreement;
(d)    There shall exist no pending or threatened action, suit or proceeding with respect to Seller before or by any court or administrative agency which seeks to restrain or prohibit, or to obtain damages or a discovery order with respect to, this Agreement or the consummation of the transaction contemplated hereby;
(e)    Subject to Section 4.4 above, no less than three (3) business days prior to the Closing Date, Seller shall have delivered or caused to be delivered to Buyer, Tenant Estoppel Certificates complying with the provisions of Section 4.4 above, which Tenant Estoppel Certificates shall be consistent with the information set forth in the Rent Rolls;

(f)    Seller shall have received all consents and assignments and approvals from all parties from whom such consents to assignments or approvals are needed under all contracts, covenants and other agreements relating to the Property;
(g)    The Title Company shall be irrevocably committed to issue the Title Policy in accordance with the provisions of Section 4.2.2 above;
(h)    Funds received by Buyer from a public offering (the “Offering”) of Units of Buyer Parent REIT, together with funds received by Buyer in connection with any financing in connection with the acquisition of the Property, are sufficient to pay the Purchase Price and all closing costs that are the responsibility of Buyer pursuant to Section 9.2 below (“Buyer Financing Contingency”);
(i)    Buyer shall have obtained all internal approvals, including without limitation, board approval of Buyer Parent REIT authorizing it to consummate the transactions contemplated hereby (“Buyer Board Approval”); and
(j)    Buyer Parent REIT shall have obtained shareholder approval at a “Extraordinary General Meeting” authorizing it to consummate the transactions contemplated hereby (“Buyer Shareholder Approval”).
If Buyer determines that it will be unable to timely satisfy the Buyer Financing Contingency or unable to timely obtain Buyer Board Approval and/or Buyer Shareholder Approval, Buyer shall provide written notice of the same to Seller (a “Specific Contingency Failure Notice”) within two (2) business days of such determination, whereupon this Agreement shall terminate, Buyer shall reimburse Seller for all of Seller’s Out-of-Pocket Costs and Expenses (as defined in Section 9.3.2(d) below) in accordance with the provisions of Section 9.3.2(d) below, and except for those provisions of this Agreement which expressly survive the termination of this Agreement, the parties hereto shall have no further obligations hereunder.
If, notwithstanding the nonsatisfaction of any such condition, Buyer elects to waive such condition pursuant to Section 9.3 below and the Close of Escrow occurs, there shall be no liability on the part of Seller for breaches of representations and warranties of which Buyer had actual knowledge as of the Close of Escrow.
7.2    Conditions to Seller’s Obligations. The Close of Escrow and Seller’s obligations to consummate the transaction contemplated by this Agreement are subject to the satisfaction of the following conditions for Seller’s benefit (or Seller’s waiver thereof, it being agreed that Seller may waive any or all of such conditions) on or prior to the Closing Date or the dates designated below for the satisfaction of such conditions:
(a)    All of Buyer’s representations and warranties contained herein shall be true and correct in all material respects as of the date of this Agreement and as of the Closing Date;
(b)    As of the Closing Date, Buyer has performed its obligations hereunder and all deliveries to be made at Close of Escrow by Buyer shall have been tendered including,

without limitation, the deposit with Escrow Holder of the amounts set forth in Section 6.2(a) hereof;
(c)    There shall exist no actions, suits, arbitrations, claims, attachments, proceedings, assignments for the benefit of creditors, insolvency, bankruptcy, reorganization or other proceedings, pending or threatened against Buyer that would materially and adversely affect Buyer’s ability to perform its obligations under this Agreement;
(d)    There shall exist no pending or threatened action, suit or proceeding with respect to Buyer before or by any court or administrative agency which seeks to restrain or prohibit, or to obtain damages or a discovery order with respect to, this Agreement or the consummation of the transaction contemplated hereby;
(e)    Seller shall have received all consents and assignments and approvals from all parties from whom such consents to assignments or approvals are needed under all contracts, covenants and other agreements relating to the Property;
(f)    Seller shall not have received a Specific Contingency Failure Notice from Buyer; and
(g)    KBS SOR shall have received board approval authorizing it to consummate the transactions contemplated hereby.

8.	CLOSE OF ESCROW; POSSESSION
8.1    “Close of Escrow” shall mean and refer to the point in time where the Escrow Holder is irrevocably authorized by Seller and Buyer to release to Seller the Purchase Price and other amounts due to Seller, to direct the Title Company to record the Deed, and to release the other closing documents to the Parties. The Escrow and Buyer’s right to purchase the Real Property will terminate automatically if the Close of Escrow does not occur on or before 1:00 p.m. (Pacific Daylight Time) on the Closing Date.
8.2    Sole exclusive possession of the Real Property, subject only to the Permitted Exceptions, shall be delivered to Buyer as of the Close of Escrow on the Closing Date.

9.	ESCROW
9.1    Closing. The escrow (the “Escrow”) for the consummation of this transaction shall be established with Escrow Holder at the address indicated in Section 15.1 hereof by the deposit of an original signed copy of this Agreement with Escrow Holder contemporaneously with the execution hereof. This Agreement shall constitute both an agreement among Buyer and Seller and escrow instructions for Escrow Holder. If Escrow Holder requires separate or additional escrow instructions which it deems necessary for its protection, Seller and Buyer hereby agree promptly upon request by Escrow Holder to execute and deliver to Escrow Holder such separate or additional escrow instructions (the “Additional Instructions”). In the event of any conflict or inconsistency between this Agreement and the Additional Instructions, this Agreement shall prevail and govern, and the Additional Instructions shall so provide. The

Additional Instructions shall not modify or amend the provisions of this Agreement unless otherwise agreed to in writing by Seller and Buyer.
On the Closing Date, provided that the conditions set forth in Sections 7.1 and 7.2 hereof have been satisfied or waived, Escrow Holder shall take the following actions in the order indicated below:
(a)    With respect to all closing documents delivered to Escrow Holder hereunder, and to the extent necessary, Escrow Holder is authorized to insert into all blanks requiring the insertion of dates the date of the recordation of the Deed or such other date as Escrow Holder may be instructed in writing by Seller and Buyer;
(b)    Deliver to Seller, in cash or current funds, the Purchase Price, plus or minus, as the case may be, the amounts determined in accordance with the provisions of Section 10 hereof, Buyer’s signed counterparts of the Assignment of Leases and Contracts and Bill of Sale and conformed copies of the recorded Deed;
(c)    Record the Deed in the official records of the County in which the Real Property is located;
(d)    Deliver to Buyer those items referred to in Section 6.1 hereof and a conformed copy of the recorded Deed;
(e)    Cause the Title Company to issue the Title Policy for the Real Property in accordance with the provisions of Section 4.2.2 hereof; and
(f)    Deliver to Seller and Buyer a final closing statement which has been certified by Escrow Holder to be true and correct.
9.2    Escrow and Title Charges.
(a)    Upon the Close of Escrow, escrow, title charges and other closing costs shall be allocated between Seller and Buyer as follows:
(i)    Seller shall pay: (1) all sales, gross receipts, compensating, stamp, excise, documentary, transfer, deed or similar taxes or fees (City, County and State) payable in connection with the consummation of the transactions contemplated by this Agreement, (2) the premiums (and taxes thereon, if applicable) for the Title Policy, (3) the cost of recording the Deed, and (4) one-half (½) of any escrow fees or similar charges of Escrow Holder.
(ii)    Buyer shall pay: (1) one‑half (½) of any escrow fees or similar charges of Escrow Holder, and (2) if Buyer desires ALTA extended coverage for any Title Policy, Buyer shall pay the premiums and any additional costs (including taxes thereon, if applicable, and any survey costs) for such coverage (additional to the premiums for standard coverage) and the cost of any endorsements to the Title Policy, if required by Buyer.
(iii)    In addition, Buyer shall pay all costs incurred in connection with Buyer’s updating or recertifying the Existing Surveys or obtaining any surveys for the Real Property.

(iv)    Except to the extent otherwise specifically provided herein, all other expenses incurred by Seller and Buyer with respect to the negotiation, documentation and closing of this transaction shall be borne and paid by the party incurring same.
(b)    If the Close of Escrow does not occur by reason of Buyer’s or Seller’s default under this Agreement, then all escrow and title charges (including cancellation fees) shall be borne by the party in default.
9.3    Procedures Upon Failure of Condition.
9.3.1    General Procedure for Failure of a Condition. Except as otherwise expressly provided herein, if any condition set forth in Sections 7.1 or 7.2 hereof is not timely satisfied or waived for a reason other than the default of Buyer or Seller in the performance of its respective obligations under this Agreement:
(a)    This Agreement, the Escrow and the respective rights and obligations of Seller and Buyer hereunder shall terminate (other than the indemnity and insurance obligations of Buyer set forth in Sections 4.3.1 and 14 hereof and the confidentiality provisions of Section 4.6 hereof which shall survive such termination) at the written election of the party for whose benefit such condition was imposed, which written election must be made (i) within two (2) business days after (but, as to the condition in Section 7.1(e) above, within one (1) business day after) the date such condition was to be satisfied, or (ii) on the date the Close of Escrow occurs, whichever occurs first;
(b)    Escrow Holder shall promptly return to Buyer all funds of Buyer in its possession, if any, and to Seller and Buyer all documents deposited by them respectively, which are then held by Escrow Holder;
(c)    Buyer shall destroy or return to Seller the Property Information and Buyer shall deliver to Seller all Work Product (as such term is defined in Section 15.3 hereof); and
(d)    Any escrow cancellation and title charges shall be borne equally by Seller and Buyer.
9.3.2    Specific Procedure for Failure of Specific Conditions. Notwithstanding the foregoing, in the event that any condition set forth in Sections 7.1(h), (i) or (j) or Section 7.2(f) hereof is not timely satisfied or waived for a reason other than the default of Buyer or Seller in the performance of its respective obligations under this Agreement:
(a)    This Agreement, the Escrow and the respective rights and obligations of Seller and Buyer hereunder shall terminate (other than the provisions of this Section 9.3.2, the indemnity and insurance obligations of Buyer set forth in Sections 4.3.1 and 14 hereof and the confidentiality provisions of Section 4.6 hereof which shall survive such termination) at the written election of the party for whose benefit such condition was imposed, which written election must be made (i) within two (2) business days after the date such condition was to be satisfied, or (ii) on the date of the Close of Escrow occurs, whichever is first;

(b)    Escrow Holder shall promptly return to Buyer all funds of Buyer in its possession, if any, and to Seller and Buyer all documents deposited by them respectively, which are then held by Escrow Holder;
(c)    Buyer shall destroy or return to Seller the Property Information and Buyer shall deliver to Seller all Work Product;
(d)    Buyer shall promptly reimburse Seller for all of Seller’s actual out-of-pocket costs and expenses (including reasonable attorneys’ fees and expenses), as supported by reasonable documentation satisfactory to Buyer, incurred by Seller in connection with the negotiation and execution of this Agreement and in connection with Seller’s efforts to consummate the transaction contemplated hereby incurred by Seller during the period commencing on June 29, 2018 through and including the date of such termination of this Agreement (collectively, “Seller’s Out-of-Pocket Costs and Expenses”); and
(e)    Any escrow cancelation and title charges shall be borne entirely by Buyer as its sole cost and expense.

10.	PRORATIONS
If the Purchase Price is received by Seller’s depository bank in time to credit to Seller’s account on the Closing Date, the day the Close of Escrow occurs shall belong to Buyer and all prorations hereinafter provided to be made as of the Close of Escrow shall each be made as of the end of the day before the Closing Date. If the cash portion of the Purchase Price is not so received by Seller’s depository bank on the Closing Date, then the day the Close of Escrow occurs shall belong to Seller and such proration shall be made as of the end of the day that is the Closing Date. In each such proration set forth below, the portion thereof applicable to periods beginning as of Close of Escrow shall be credited to Buyer or charged to Buyer as applicable and the portion thereof applicable to periods ending as of Close of Escrow shall be credited to Seller or charged to Seller as applicable.
10.1    Collected Rent. All rent (including, without limitation, all base rents, additional rents and retroactive rents, and expressly excluding tenant reimbursements for Operating Costs, as hereinafter defined) and all other income (and any applicable state or local tax on rent) (hereinafter collectively referred to as “Rents”) collected under Leases in effect on the Closing Date shall be prorated as of the Close of Escrow. Uncollected Rent shall not be prorated and, to the extent payable for the period prior to the Close of Escrow, shall remain the property of Seller. Buyer shall apply Rent from tenants that are collected after the Close of Escrow first to Rents which were applicable to the month of the Close of Escrow, second to Rents which are due to Buyer after the Close of Escrow, and third to Rents which were due to Seller on or before the Close of Escrow. Any prepaid Rents for the period following the Closing Date shall be paid over by Seller to Buyer. Buyer will make reasonable efforts, without suit, to collect any Rents applicable to the period before the Close of Escrow including, without limitation, sending to tenants bills for the payment of past due Rents during the first twelve (12) month period following the Closing Date. Seller may pursue collection of any Rents that were past due as of the Closing Date, provided that Seller shall have no right to terminate any Lease or any tenant’s occupancy under any Lease in connection therewith.

10.2    Operating Costs and Additional Rent Reconciliation. Seller, as landlord under the Leases, is currently collecting from tenants under the Leases additional rent to cover taxes, insurance, utilities (to the extent not paid directly by tenants), common area maintenance and other operating costs and expenses (collectively, “Operating Costs”) in connection with the ownership, operation, maintenance and management of the Real Property. To the extent that any additional rent (including, without limitation, estimated payments for Operating Costs) is paid by tenants to the landlord under the Leases based on an estimated payment basis (monthly, quarterly, or otherwise) for which a future reconciliation of actual Operating Costs to estimated payments is required to be performed at the end of a reconciliation period, Buyer and Seller shall make an adjustment at the Close of Escrow for the applicable reconciliation period (or periods, if the Leases do not have a common reconciliation period) based on a comparison of the actual Operating Costs to the estimated payments at the Close of Escrow. If, as of the Close of Escrow, Seller has received additional rent payments in excess of the amount that tenants will be required to pay, based on the actual Operating Costs as of the Close of Escrow, Buyer shall receive a credit in the amount of such excess. If, as of the Close of Escrow, Seller has received additional rent payments that are less than the amount that tenants would be required to pay based on the actual Operating Costs as of the Close of Escrow, Seller shall receive a credit in the amount of such deficiency; provided, however, Seller shall not be entitled to the portion, if any, of such deficiency for which Seller received a credit at the Close of Escrow under clause (b) of Section 10.3 hereof. Operating Costs that are not payable by tenants either directly or reimbursable under the Leases shall be prorated between Seller and Buyer and shall be reasonably estimated by the parties if final bills are not available.
10.3    Taxes and Assessments. Real estate taxes and assessments imposed by any governmental authority (“Taxes”) with respect to the Real Property for the relevant tax year in which the Real Property is being sold and that are not yet due and payable or that have not yet been paid and that are not (and will not be) reimbursable by tenants under the Leases (or under leases entered into after the Close of Escrow for vacant space existing at the Close of Escrow) as Operating Costs shall be prorated as of the Close of Escrow based upon the most recent ascertainable assessed values and tax rates and based upon the number of days Buyer and Seller will have owned the Real Property during such relevant tax year. Seller shall receive a credit for any Taxes paid by Seller and applicable to (a) any period after the Close of Escrow, and (b) any period before the Close of Escrow to the extent reimbursable as Operating Costs by (i) existing tenants under the Leases and not yet received from such tenants, or (ii) future tenants that may execute leases covering space in the Real Property that is vacant as of the Close of Escrow. If, as of the Closing Date, Seller is protesting or has notified Buyer, in writing, that it has elected to protest any Taxes for the Real Property, then Buyer agrees that Seller shall have the right (but not the obligation), after the Closing Date, to continue such protest. In such case, any Taxes paid by Buyer after the Closing Date with respect to the Real Property shall be paid under protest and Buyer shall promptly notify Seller of any payments of Taxes made by Buyer with respect to the Real Property. Buyer further agrees to cooperate with Seller and execute any documents requested by Seller in connection with such protest. As to the Real Property, any tax savings received (“Tax Refunds”) for the relevant tax year under any protest, whether filed by Seller or Buyer, shall be prorated between the parties based upon the number of days, if any, Seller and Buyer respectively owned the Real Property during such relevant tax year; if such protest was filed by a Seller, any payment of Tax Refunds to Buyer shall be net of any fees and expenses payable to any third party for processing such protest, including attorneys’ fees. Seller shall have the obligation to refund to any tenants in good standing as of the date of such Tax Refund, any portion of such Tax Refund paid to Seller which may be owing to such tenants, which payment shall be paid to Buyer within fifteen (15) business days of delivery to Seller by Buyer of written confirmation of such tenants’ entitlement to such Tax Refunds. Buyer shall have the obligation to refund to tenants in good standing as of the date of such Tax Refund, any portion of such Tax Refund paid to it which may be owing to such tenants. Seller and Buyer agree to notify the other in writing of any receipt of a Tax Refund within fifteen (15) business days of receipt of such Tax Refund. To the extent either party obtains a Tax Refund, a portion of which is owed to the other party, the receiving party shall deliver the Tax Refund to the other party within fifteen (15) business days of its receipt. If Buyer or Seller fail to pay such amount(s) to the other as and when due, such amount(s) shall bear interest from the date any such amount is due to Seller or Buyer, as applicable, until paid at the lesser of (a) twelve percent (12%) per annum and (b) the maximum amount permitted by law. The obligations set forth herein shall survive the Close of Escrow and Buyer agrees that, as a condition to the transfer of the Property by Buyer, Buyer will cause any transferee to assume the obligations set forth herein.
10.4    Leasing Commissions, Tenant Improvements and Contracts. At Close of Escrow, Buyer shall assume (pursuant to the Assignment of Leases and Contracts and Bill of Sale) the obligation to pay all (a) leasing costs that are due or become due prior to the Closing Date to the extent that the same arise from a new lease or any Lease amendment, extension or expansion hereafter entered into by Seller in accordance with the terms and conditions of this Agreement, and (b) leasing costs that are due after the Closing Date. Buyer will assume the obligations arising from and after the Closing Date under the Contracts.
10.5    Tenant Deposits. All tenant security deposits actually received by Seller (and interest thereon if required by law or contract to be earned thereon) and not theretofore applied to tenant obligations under the Leases shall be transferred or credited to Buyer at the Close of Escrow or placed in escrow if required by law. As of the Close of Escrow, Buyer shall assume Seller’s obligations related to tenant security deposits that are actually transferred or credited to Buyer at the Close of Escrow. Solely with respect to tenant security deposits that are actually transferred or credited to Buyer at the Close of Escrow, Buyer will indemnify, defend, and hold Seller harmless from and against all demands and claims made by tenants arising out of the transfer or disposition of any security deposits and will reimburse Seller for all attorneys’ fees incurred or that may be incurred as a result of any such claims or demands as well as for all loss, expenses, verdicts, judgments, settlements, interest, costs and other expenses incurred or that may be incurred by Seller as a result of any such claims or demands by tenants. If any security deposits are in the form of a letter of credit, Seller’s obligation to deliver or credit such deposit shall be satisfied by the delivery by Seller of the original letter of credit to Buyer. Seller shall cooperate with Buyer to transfer any such letters of credit, including signing any assignment document requested by the issuer and presented to Seller prior to or after the Close of Escrow, but expressly excluding any obligation to draw on any letter of credit for the benefit of Buyer. All costs of the assignment of any letter of credit shall be paid by Buyer without prejudice to Buyer’s right to seek reimbursement from a tenant for such costs post-closing if permitted under the respective lease. Seller agrees that it shall not hereafter apply any tenant security deposits to tenant obligations unless (i) the respective tenant is in default under its Lease and (ii) the respective tenant is no longer in possession of their premises.

10.6    Utilities and Utility Deposits. Utilities for the Real Property (excluding utilities for which payment is made directly by tenants), including water, sewer, electric, and gas, based upon the last reading of meters prior to the Close of Escrow, shall be prorated. Seller shall be entitled to a credit for all security deposits held by any of the utility companies providing service to the Real Property. Seller shall endeavor to obtain meter readings on the day before the Closing Date, and if such readings are obtained, there shall be no proration of such items and Seller shall pay at Close of Escrow the bills therefor for the period to the day preceding the Close of Escrow, and Buyer shall pay the bills therefor for the period subsequent thereto. If the utility company will not issue separate bills, Buyer will receive a credit against the Purchase Price for Seller’s portion and will pay the entire bill prior to delinquency after Close of Escrow. If Seller has paid utilities in advance in the ordinary course of business, then Buyer shall be charged its portion of such payment at Close of Escrow. Buyer shall be responsible for making any security deposits required by utility companies providing service to the Real Property.
10.7    Owner Deposits. Seller shall receive a credit at the Close of Escrow for all bonds, deposits, letters of credit, set aside letters or other similar items, if any, that are outstanding with respect to the Real Property that have been provided by Seller or any of its affiliates to any governmental agency, public utility, or similar entity (collectively, “Owner Deposits”) to the extent assignable to Buyer. To the extent any Owner Deposits are not assignable to Buyer, Buyer shall replace such Owner Deposits and obtain the release of Seller (or its affiliates) from any obligations under such Owner Deposits. To the extent that any funds are released as a result of the termination of any Owner Deposits for which Seller did not get a credit, such funds shall be delivered to Seller immediately upon their receipt.
10.8    Intentionally Omitted.
10.9    Final Adjustment After Closing. If final prorations cannot be made at the Close of Escrow for any item being prorated under this Section 10, then, provided Buyer and Seller identify any such proration (“Post Closing Proration”) in writing before the Close of Escrow, Buyer and Seller agree to allocate such items on a fair and equitable basis as soon as invoices or bills are available and applicable reconciliation with tenants have been completed, with final adjustment to be made as soon as reasonably possible after the Close of Escrow (but in no event later than ninety (90) days after the Close of Escrow, except that adjustments arising from any tax protest under Section 10.3 shall not be subject to such 90‑day limitation, but shall be made as soon as reasonably possible), to the effect that income and expenses are received and paid by the parties on an accrual basis with respect to their period of ownership. Payments in connection with the final adjustment shall be due no later than ninety (90) days after the Close of Escrow, except that adjustments arising from any tax protest under Section 10.3 shall not be subject to such 90‑day limitation, but shall be made as soon as reasonably possible. Seller shall have reasonable access to, and the right to inspect and audit, Buyer’s books to confirm the final prorations for a period of one (1) year after the Close of Escrow. Notwithstanding anything to the contrary stated in this Section 10, except for any reconciliation arising out of a tax protest under Section 10.3 hereof, and except for any Post Closing Prorations (which must be determined and paid within ninety (90) days after the Close of Escrow), all prorations made under this Section 10 shall be final as of the Close of Escrow and shall not be subject to further adjustment (whether due to an error or for any other reason) after the Close of Escrow.

11.	SELLER’S REPRESENTATIONS AND WARRANTIES; AS‑IS

11.1    Seller’s Representations and Warranties. In consideration of Buyer’s entering into this Agreement and as an inducement to Buyer to purchase the Real Property from Seller, Seller makes the following representations and warranties to Buyer:
(a)    Seller is a limited liability company organized and in good standing under the laws of the State of Delaware. Subject to KBS SOR’s obtaining board approval pursuant to Section 7.2(g) above, Seller has the legal right, power and authority to enter into this Agreement and to consummate the transactions contemplated hereby, and subject to KBS SOR’s obtaining board approval pursuant to Section 7.2(g) above, the execution, delivery and performance of this Agreement have been duly authorized and no other action by Seller is requisite to the valid and binding execution, delivery and performance of this Agreement, except as otherwise expressly set forth herein.
(b)    The obligations of Seller under this Agreement constitute its legal, valid and binding obligations enforceable against it in accordance with its terms.
(c)    To Seller’s Actual Knowledge, except as disclosed in any rent roll delivered or made available to Buyer or as disclosed in Schedule 1 attached hereto: (i) Seller is not in material breach of the terms of any of the Leases, (ii) Seller has not received any written notice from any tenant under any Lease that Seller is currently in breach of a material obligation under any Lease that remains uncured as of the Effective Date, (iii) Seller is not aware of any existing material breach by a tenant of the terms of any Lease, (iv) Seller has not delivered any written notice to any tenant under any Lease claiming that such tenant is currently in breach of a material obligation under any Lease that remains uncured as of the Effective Date, and (v) Seller has not received written notice from any tenant under any Lease or any governmental authority or any third party claiming that any of the Leases are not enforceable.
(d)    There is no agreement, including any partnership agreement, operating agreement, mortgage, Lease, Contract, or articles of incorporation, bylaws, partnership certificate, articles of organization, indenture, deed to secure debt, deed of trust or other document, to which Seller is a party or to Seller’s Actual Knowledge binding on Seller which would prevent Seller from consummating the transaction contemplated by this Agreement.
(e)    To Seller’s Actual Knowledge, except as disclosed on Schedule 1 attached hereto, Seller has not received written notice from any governmental agency in the last twelve (12) months that the Property or the current use and operation thereof violate any applicable federal, state or municipal law, statute, code, ordinance, rule or regulation (including those relating to environmental matters), except with respect to such violations as have been fully cured and as to which there are no unpaid fines or penalties owing prior to the date hereof.
(f)    To Seller's Actual Knowledge, except as disclosed on Schedule 1 attached hereto, there is no currently pending proceedings for, or bona fide written threat of, condemnation or the exercise of the right of eminent domain as to the Property.
(g)    To Seller's Actual Knowledge, except as disclosed on Schedule 1 attached hereto, there is no litigation currently pending, or bona fide written threat of, litigation against the Property or Seller that would adversely affect the Property after the Close of Escrow (other than claims for personal injury and property damage that are covered by insurance) or use thereof, or Seller’s ability to perform hereunder.
(h)    To Seller’s Actual Knowledge, Seller has not received written notice of the existence of any attachments, executions, assignments for the benefit of creditors, or voluntary or involuntary proceedings in bankruptcy or under other debtor relief laws contemplated by, pending, or threatened against any tenant or any tenant guarantor.
(i)    To Seller’s Actual Knowledge: (i) the list of Leases scheduled in Exhibit B attached hereto sets forth all of the Leases (including amendments and guaranties relating thereto, if any) affecting the Real Property as of the Effective Date, (ii) the copies of the Leases made available to Buyer are true and correct copies of such Leases in Seller’s possession, and (iii) each such Lease is in full force and effect.
(j)    To Seller’s Actual Knowledge: (i) the list of Contracts scheduled in Exhibit C attached hereto sets forth all of the Contracts (including amendments and guaranties relating thereto, if any) affecting the Real Property as of the Effective Date, (ii) except as disclosed in Schedule 1 attached hereto, Seller has not received written notice that Seller is currently in breach of a material obligation under any Contract that remains uncured as of the Effective Date, and (iii) the copies of the Contracts made available to Buyer are true and correct copies of such Contracts in Seller’s possession.
(k)    To Seller’s Actual Knowledge, neither Seller nor any of its respective affiliates or constituents (but expressly excluding the shareholders of KBS SOR), nor any of their respective brokers or other agents acting in any capacity in connection with the transactions contemplated by this Agreement is or will be (a) conducting any business or engaging in any transaction or dealing with any person appearing on the U.S. Treasury Department’s Office of Foreign Assets Control (“OFAC”) list of restrictions and prohibited persons (“Prohibited Person”) (which lists can be accessed at the following web address: http://www.ustreas.gov/offices/enforcement/ofac/), including the making or receiving of any contribution of funds, goods or services to or for the benefit of any Prohibited Person; or (b) dealing in, or otherwise engaging in any transaction relating to, any property or interests in property blocked pursuant to Executive Order No. 13224 dated September 24, 2001, relating to “Blocking Property and Prohibiting Transactions With Persons Who Commit, Threaten to Commit, or Support Terrorism”; or (c) engaging in or conspiring to engage in any transaction that evades or avoids, or has the purpose of evading or avoiding, or attempting to violate, any of the prohibitions set forth in any U.S. anti-money laundering law.
(l)    Except for this Agreement and the security interests granted to the existing lenders (which will be released at the Close of Escrow pursuant to Section 4.2 above), Seller has not entered into any other contract to sell the Real Property (or any part thereof), and Seller has not entered into any option to purchase, right of first refusal to purchase or first opportunity to purchase the Property or any portion thereof.
For purposes of this Section 11.1, the phrase “To Seller’s Actual Knowledge” shall mean the actual (and not implied, imputed, or constructive) knowledge of Jeff Rader (whom the Seller represents is the asset manager for the Real Property), without any inquiry or investigation of any other parties, including, without limitation, the tenants and the property manager of the Real Property.
The representations and warranties made by Seller in this Agreement shall survive the recordation of the Deed for a period of twelve (12) months and any action for a breach of Seller’s representations or warranties must be made and filed within said twelve (12) month period. If, after the Effective Date, but before the Close of Escrow, Seller becomes aware of any facts or changes in circumstances that would cause any of its representations and warranties in this Agreement to be untrue at Close of Escrow, Seller shall notify Buyer in writing of such fact. In such case, or in the event Buyer obtains information which would cause any of Seller’s representations and warranties to be untrue at Close of Escrow, Buyer, as its sole and exclusive remedy, shall have the right to either (i) terminate this Agreement, in which case neither party shall have any rights or obligations under this Agreement (except for Sections 4.3.1, 15.3 and 15.5 which survive termination of this Agreement); or (ii) accept a qualification to Seller’s representations and warranties as of the Close of Escrow and complete the purchase and sale of the Property without any rights to recovery for breach of the unqualified representation and warranty. Other than as set forth in the immediately preceding sentence, if Buyer proceeds with the Close of Escrow, Buyer shall be deemed to have expressly waived any and all remedies for the breach of any representation or warranty discovered by Buyer prior to the Close of Escrow.
11.2    As-Is. As of the Closing Date, Buyer will have:
(a)    examined and inspected the Property and will know and be satisfied with the physical condition, quality, quantity and state of repair of the Property in all respects (including, without limitation, the compliance of the Real Property with the Americans With Disabilities Act of 1990 Pub.L. 101-336, 104 Stat. 327 (1990), and any comparable local or state laws (collectively, the “ADA”)) and by consummating this transaction at the Close of Escrow, shall be deemed to have determined that the same is satisfactory to Buyer;
(b)    reviewed the Property Information and all instruments, records and documents which Buyer deems appropriate or advisable to review in connection with this transaction, including, but not by way of limitation, any and all architectural drawings, plans, specifications, surveys, building and occupancy permits, and any licenses, leases, contracts, warranties and guarantees relating to the Real Property or the business conducted thereon, and Buyer, by consummating this transaction at the Close of Escrow, shall be deemed to have determined that the same and the information and data contained therein and evidenced thereby are satisfactory to Buyer;
(c)    reviewed all applicable laws, ordinances, rules and governmental regulations (including, but not limited to, those relating to building, zoning and land use) affecting the development, use, occupancy or enjoyment of the Real Property, and Buyer, by consummating this transaction at the Close of Escrow, shall be deemed to have determined that the same are satisfactory to Buyer; and
(d)    at its own cost and expense, made its own independent investigation respecting the Property and all other aspects of this transaction, and shall have relied thereon and on the advice of its consultants in entering into this Agreement, and Buyer, by consummating this transaction at the Close of Escrow, shall be deemed to have determined that the same are satisfactory to Buyer.
TO THE MAXIMUM EXTENT PERMITTED BY APPLICABLE LAW, AND EXCEPT FOR SELLER’S REPRESENTATIONS AND WARRANTIES IN SECTION 11.1 OF THIS AGREEMENT AND ANY WARRANTIES OF TITLE CONTAINED IN THE DEED DELIVERED AT THE CLOSE OF ESCROW (“SELLER’S WARRANTIES”), THIS SALE IS MADE AND WILL BE MADE WITHOUT REPRESENTATION, COVENANT, OR WARRANTY OF ANY KIND (WHETHER EXPRESS, IMPLIED, OR, TO THE MAXIMUM EXTENT PERMITTED BY APPLICABLE LAW, STATUTORY) BY SELLER. AS A MATERIAL PART OF THE CONSIDERATION FOR THIS AGREEMENT, BUYER AGREES TO ACCEPT THE PROPERTY ON AN “AS IS” AND “WHERE IS” BASIS, WITH ALL FAULTS, AND WITHOUT ANY REPRESENTATION OR WARRANTY, ALL OF WHICH SELLER HEREBY DISCLAIMS, EXCEPT FOR SELLER’S WARRANTIES. EXCEPT FOR SELLER’S WARRANTIES, NO WARRANTY OR REPRESENTATION IS MADE BY SELLER AS TO FITNESS FOR ANY PARTICULAR PURPOSE, MERCHANTABILITY, DESIGN, QUALITY, CONDITION, OPERATION OR INCOME, COMPLIANCE WITH DRAWINGS OR SPECIFICATIONS, ABSENCE OF DEFECTS, ABSENCE OF HAZARDOUS OR TOXIC SUBSTANCES, ABSENCE OF FAULTS, FLOODING, OR COMPLIANCE WITH LAWS AND REGULATIONS INCLUDING, WITHOUT LIMITATION, THOSE RELATING TO HEALTH, SAFETY, AND THE ENVIRONMENT (INCLUDING, WITHOUT LIMITATION, THE ADA (AS DEFINED ABOVE)). BUYER ACKNOWLEDGES THAT BUYER HAS ENTERED INTO THIS AGREEMENT WITH THE INTENTION OF MAKING AND RELYING UPON ITS OWN INVESTIGATION OF THE PHYSICAL, ENVIRONMENTAL, ECONOMIC USE, COMPLIANCE, AND LEGAL CONDITION OF THE PROPERTY AND THAT BUYER IS NOT NOW RELYING, AND WILL NOT LATER RELY, UPON ANY REPRESENTATIONS AND WARRANTIES MADE BY SELLER OR ANYONE ACTING OR CLAIMING TO ACT, BY, THROUGH OR UNDER OR ON SELLER’S BEHALF CONCERNING THE PROPERTY. ADDITIONALLY, BUYER AND SELLER HEREBY AGREE THAT (A) EXCEPT FOR SELLER’S WARRANTIES, BUYER IS TAKING THE PROPERTY “AS IS” WITH ALL LATENT AND PATENT DEFECTS AND THAT EXCEPT FOR SELLER’S WARRANTIES, THERE IS NO WARRANTY BY SELLER THAT THE PROPERTY IS FIT FOR A PARTICULAR PURPOSE, (B) EXCEPT FOR SELLER’S WARRANTIES, BUYER IS SOLELY RELYING UPON ITS EXAMINATION OF THE PROPERTY, AND (C) BUYER TAKES THE PROPERTY UNDER THIS AGREEMENT UNDER THE EXPRESS UNDERSTANDING THAT THERE ARE NO EXPRESS OR IMPLIED WARRANTIES (EXCEPT FOR THE LIMITED WARRANTIES OF TITLE SET FORTH IN THE DEED AND SELLER’S WARRANTIES).
WITH RESPECT TO THE FOLLOWING, BUYER FURTHER ACKNOWLEDGES AND AGREES THAT SELLER SHALL NOT HAVE ANY LIABILITY, OBLIGATION OR RESPONSIBILITY OF ANY KIND AND THAT SELLER HAS MADE NO REPRESENTATIONS OR WARRANTIES OF ANY KIND:

1.	THE CONTENT OR ACCURACY OF ANY REPORT, STUDY, OPINION OR CONCLUSION OF ANY SOILS, TOXIC, ENVIRONMENTAL OR OTHER

ENGINEER OR OTHER PERSON OR ENTITY WHO HAS EXAMINED THE PROPERTY OR ANY ASPECT THEREOF;

2.	THE CONTENT OR ACCURACY OF ANY OF THE ITEMS (INCLUDING, WITHOUT LIMITATION, THE PROPERTY INFORMATION) DELIVERED TO BUYER PURSUANT TO BUYER’S REVIEW OF THE CONDITION OF THE PROPERTY; OR

3.	THE CONTENT OR ACCURACY OF ANY PROJECTION, FINANCIAL OR MARKETING ANALYSIS OR OTHER INFORMATION GIVEN TO BUYER BY SELLER OR REVIEWED BY BUYER WITH RESPECT TO THE PROPERTY.
BUYER ALSO ACKNOWLEDGES THAT THE REAL PROPERTY MAY OR MAY NOT CONTAIN ASBESTOS AND, IF THE REAL PROPERTY CONTAINS ASBESTOS, THAT BUYER MAY OR MAY NOT BE REQUIRED TO REMEDIATE ANY ASBESTOS CONDITION IN ACCORDANCE WITH APPLICABLE LAW.
BUYER IS A SOPHISTICATED REAL ESTATE INVESTOR AND IS, OR WILL BE AS OF THE CLOSE OF ESCROW, FAMILIAR WITH THE REAL PROPERTY AND ITS SUITABILITY FOR BUYER’S INTENDED USE. THE PROVISIONS OF THIS SECTION 11.2 SHALL SURVIVE INDEFINITELY ANY CLOSING OR TERMINATION OF THIS AGREEMENT AND SHALL NOT BE MERGED INTO THE DOCUMENTS EXECUTED AT CLOSE OF ESCROW.
/s/ D. S.
BUYER’S INITIALS

12.	BUYER’S COVENANTS, REPRESENTATIONS AND WARRANTIES; RELEASE; ERISA; INDEMNIFICATION
In consideration of Seller entering into this Agreement and as an inducement to Seller to sell the Real Property to Buyer, Buyer makes the following covenants, representations and warranties:
12.1    Buyer’s Representations and Warranties.
(a)    Authority. Buyer is a limited liability company formed, validly existing and in good standing under the laws of the State of Delaware. Subject to Buyer obtaining Buyer Board Approval pursuant to Section 7.1(h) above and Buyer Shareholder Approval pursuant to Section 7.1(i) above, Buyer has the legal right, power and authority to enter into this Agreement and to consummate the transactions contemplated hereby, and, subject to Buyer obtaining Buyer Board Approval pursuant to Section 7.1(h) above and Buyer Shareholder Approval pursuant to Section 7.1(i) above, the execution, delivery and performance of this Agreement have been duly authorized and no other action by Buyer is requisite to the valid and binding execution, delivery and performance of this Agreement, except as otherwise expressly set forth herein. There is no agreement to which Buyer is a party or to Buyer’s knowledge binding on Buyer which is in conflict with this Agreement.

(b)    Executive Order 13224. To the best of Buyer’s knowledge, neither Buyer nor any of its respective affiliates or indirect owners of Buyer, nor any of their respective brokers or other agents acting in any capacity in connection with the transactions contemplated by this Agreement is or will be (a) conducting any business or engaging in any transaction or dealing with any person appearing on the OFAC list of restrictions and Prohibited Persons (which lists can be accessed at the following web address: http://www.ustreas.gov/offices/enforcement/ofac/), including the making or receiving of any contribution of funds, goods or services to or for the benefit of any Prohibited Person; (b) dealing in, or otherwise engaging in any transaction relating to, any property or interests in property blocked pursuant to Executive Order No. 13224 dated September 24, 2001, relating to “Blocking Property and Prohibiting Transactions With Persons Who Commit, Threaten to Commit, or Support Terrorism”; or (c) engaging in or conspiring to engage in any transaction that evades or avoids, or has the purpose of evading or avoiding, or attempting to violate, any of the prohibitions set forth in any U.S. anti-money laundering law.
12.2    Release. By consummating the transaction contemplated by this Agreement at the Close of Escrow, Buyer shall be deemed to have made its own independent investigation of the Property, the Property Information and the presence of Hazardous Materials on the Real Property as Buyer deems appropriate. Accordingly, subject to the representations and warranties of Seller expressly set forth in Section 11.1 hereof, Buyer, on behalf of itself and all of its officers, directors, shareholders, employees, representatives and affiliated entities (collectively, the “Releasors”) hereby expressly waives and relinquishes any and all rights and remedies Releasors may now or hereafter have against Seller, its successors and assigns, partners, shareholders, officers and/or directors (the “Seller Parties”), whether known or unknown, which may arise from or be related to (a) the physical condition, quality, quantity and state of repair of the Real Property and the prior management and operation of the Real Property, (b) the Property Information, (c) the Real Property’s compliance or lack of compliance with any federal, state or local laws or regulations, and (d) any past, present or future presence or existence of Hazardous Materials on, under or about the Real Property or with respect to any past, present or future violation of any rules, regulations or laws, now or hereafter enacted, regulating or governing the use, handling, storage or disposal of Hazardous Materials, including, without limitation, (i) any and all rights and remedies Releasors may now or hereafter have under the Comprehensive Environmental Response Compensation and Liability Act of 1980 (“CERCLA”), the Superfund Amendments and Reauthorization Act of 1986, the Resource Conservation and Recovery Act, and the Toxic Substance Control Act, all as amended, and any similar state, local or federal environmental law, rule or regulation, and (ii) any and all claims, whether known or unknown, now or hereafter existing, with respect to the Real Property under Section 107 of CERCLA (42 U.S.C.A. §9607). As used herein, the term “Hazardous Material(s)” includes, without limitation, any hazardous or toxic materials, substances or wastes, such as (1) any materials, substances or wastes which are toxic, ignitable, corrosive or reactive and which are regulated by any local governmental authority, or any agency of the United States government, (2) any other material, substance, or waste which is defined or regulated as a hazardous material, extremely hazardous material, hazardous waste or toxic substance pursuant to any laws, rules, regulations or orders of the United States government, or any local governmental body, (3) asbestos, (4) petroleum and petroleum based products, (5) formaldehyde, (6) polychlorinated biphenyls (PCBs), and (7) freon and other chlorofluorocarbons.

Buyer’s Initials:
/s/ D. S.
WITHOUT LIMITING THE GENERALITY OF THE FOREGOING, BUYER, ON BEHALF OF ITSELF AND THE OTHER RELEASORS, HEREBY ASSUMES ALL RISK AND LIABILITY RESULTING OR ARISING FROM, OR RELATING TO THE OWNERSHIP, USE, CONDITION, LOCATION, MAINTENANCE, REPAIR, OR OPERATION OF, THE PROPERTY.
THE FOREGOING WAIVERS, RELEASES AND AGREEMENTS BY BUYER, ON BEHALF OF ITSELF AND THE RELEASORS, SHALL SURVIVE THE CLOSE OF ESCROW AND THE RECORDATION OF THE DEED AND SHALL NOT BE DEEMED MERGED INTO THE DEED UPON ITS RECORDATION.
12.3    ERISA. Buyer is not purchasing any of the Property with “plan assets” of an Employee Benefit Plan subject to Title I of the Employee Retirement Income Security Act of 1974 (as amended from time to time, the “Act,” and together with any regulation, rule or judicial or administrative case, order, or pronouncement arising under or connected with the Act, “ERISA”) or of a plan subject to Section 4975 of the Internal Revenue Code of 1986, as amended (the “Code”). Buyer shall take all actions reasonably requested by Seller for the purpose of ensuring, to Seller’s satisfaction, that the transactions contemplated herein will comply with ERISA and not result in an imposition of an excise tax under Section 4975 of the Code; such actions shall include, without limitation, the making of such further representations and warranties as Seller’s counsel reasonably deems necessary to ensure that neither this Agreement nor any of the transactions contemplated herein will violate ERISA or result in an imposition of an excise tax under Section 4975 of the Code. In the event that this Agreement, or any transaction or other action by Seller in connection herewith, shall be deemed to violate ERISA or result in an imposition of an excise tax under Section 4975 of the Code, Seller may immediately terminate this Agreement (without any liability to Seller) in accordance with, and subject to the terms and conditions of, Section 9.3 hereof as if such termination arose from a failed condition under Section 9.3 hereof.

13.	DEFAULT AND DAMAGES
13.1    DEFAULT BY BUYER. IN THE EVENT THE CLOSE OF ESCROW FAILS TO OCCUR DUE TO A BUYER DEFAULT (ALL OF THE CONDITIONS TO BUYER’S OBLIGATIONS TO CLOSE HAVING BEEN SATISFIED OR WAIVED), SELLER MAY TERMINATE THIS AGREEMENT BY WRITTEN NOTICE TO BUYER AND ESCROW HOLDER AND CANCEL THE ESCROW (IF THEN OPENED), IN WHICH EVENT BUYER SHALL REIMBURSE SELLER FOR SELLER’S OUT-OF-POCKET COSTS AND EXPENSES.
NOTHING IN THIS SECTION 13.1 SHALL (A) PREVENT OR PRECLUDE ANY RECOVERY OF ATTORNEYS’ FEES OR OTHER COSTS INCURRED BY SELLER PURSUANT TO SECTION 15.5 OR (B) IMPAIR OR LIMIT THE EFFECTIVENESS OR ENFORCEABILITY OF THE INDEMNIFICATION OBLIGATIONS OF BUYER CONTAINED IN SECTION 4.3.1 AND SECTION 14 HEREOF. SELLER AND BUYER ACKNOWLEDGE THAT THEY HAVE READ AND UNDERSTAND THE PROVISIONS OF

THIS SECTION 13.1 AND BY THEIR INITIALS IMMEDIATELY BELOW AGREE TO BE BOUND BY ITS TERMS.
Seller’s Initials: /s/ J. W. ____
Buyer’s Initials: /s/ D. S. ____
13.2    Default by Seller. If Seller defaults in its obligations to sell and convey the Property to Buyer pursuant to this Agreement, Buyer’s sole and exclusive remedy shall be to elect one of the following: (a) to terminate this Agreement, in which event Seller shall reimburse Buyer for Buyer’s actual, out-of-pocket costs and expenses (including reasonable attorneys’ fees and expenses), as supported by reasonable documentation satisfactory to Seller, incurred in connection with Buyer’s due diligence investigations and negotiation and execution of this Agreement, not to exceed Five Hundred Thousand and No/100 Dollars ($500,00.00) in the aggregate, or (b) to bring a suit for specific performance provided that any suit for specific performance must be brought as to the Property within 30 days of Seller’s default, Buyer’s waiving the right to bring suit at any later date to the extent permitted by law. This Agreement confers no present right, title or interest in the Property to Buyer and Buyer agrees not to file a lis pendens or other similar notice against the Real Property except in connection with, and after, the proper filing of a suit for specific performance.

14.	NO BROKER
Neither Party hereto has had any contact, dealings, negotiations or consultations regarding the Real Property, or any communication in connection with the subject matter of this transaction, through any licensed real estate broker, representative, employee, agent or other intermediary or other person who can claim a right to a commission or finder’s fee as a procuring cause of the sale contemplated herein. In the event that any other broker or finder perfects a claim for a commission or finder’s fee, the party responsible for the contact or communication on which the broker or finder perfected such claim shall indemnify, save harmless and defend the other party from said claim and all costs and expenses (including reasonable attorneys’ fees) incurred by the other party in defending against the same. This section shall survive the termination of this Agreement and the Close of Escrow without limitation.
15.    MISCELLANEOUS PROVISIONSNotices. All written notices or demands of any kind which either party hereto may be required or may desire to serve on the other in connection with this Agreement shall be served by personal service, by registered or certified mail, recognized overnight courier service or facsimile transmission. Any such notice or demand so to be served by registered or certified mail, recognized overnight courier service or facsimile transmission shall be delivered with all applicable delivery charges thereon fully prepaid and, if the party so to be served be Buyer, addressed to Buyer as follows:
c/o Keppel-KBS US REIT Management Pte. Ltd.
(as manager of Keppel-KBS US REIT)
230 Victoria Street
#05-08, Burgis Junction Towers
Singapore, 188024
Attention: Andy Gwee

Telephone No: (65) 6803-1662
Email: andy.gwee@kepcapital.com
and, if the party so to be served be Seller, addressed to Seller as follows:

c/o KBS Capital Advisors LLC
800 Newport Center Drive, Suite 700
Newport Beach, California 92660
Attention: Brian Ragsdale
Telephone No: (949) 797-0305
Fax No.: (949) 417-6501
Email: bragsdale@kbs.com
with copies thereof to:
c/o KBS Capital Advisors LLC
800 Newport Center Drive, Suite 700
Newport Beach, California 92660
Attention: Jeff Rader
Telephone No: (949) 797-0309
Fax No.: (949) 417-6501
Email: jrader@kbs.com
and
James Chiboucas, Esq.
800 Newport Center Drive, Suite 700
Newport Beach, CA 92660
Telephone No.: (949) 417-6555
Fax No.: (949) 417-6501
Email: jchiboucas@kbs.com
and, if the party to be served be Escrow Holder, addressed to Escrow Holder as follows:

First American Title Insurance Company
18500 Von Karman Ave, Suite 600
Irvine, California 92612
Attention: Patty Beverly
Telephone No.: (949) 885-2465
Fax No.: (888) 372-0256
Service of any such notice or demand so made by personal delivery, registered or certified mail, recognized overnight courier or facsimile transmission shall be deemed complete on the date of actual delivery as shown by the addressee’s registry or certification receipt or, as to facsimile transmissions, by “answer back confirmation” (provided that a copy of such notice or demand is delivered by any of the other methods provided above within one (1) business day following receipt of such facsimile transmission), as applicable, or at the expiration of the third (3rd) business day after the date of dispatch, whichever is earlier in time. Either party hereto may from time to time, by notice in writing served upon the other as aforesaid, designate a different mailing address to which or a different person to whose attention all such notices or demands are thereafter to be addressed. Counsel for a party may give notice or demand on behalf of such party, and such notice or demand shall be treated as being sent by such party.
15.2    Assignment; Binding on Successors and Assigns. Buyer shall not assign, transfer or convey its rights or obligations under this Agreement or with respect to the Property without the prior written consent of Seller, which consent Seller may withhold in its sole, absolute and subjective discretion. Any attempted assignment without the prior written consent of Seller shall be void and Buyer shall be deemed in default hereunder. Any permitted assignments shall not relieve the assigning party from its liability under this Agreement. Subject to the foregoing, and except as provided to the contrary herein, the terms, covenants, conditions and warranties contained herein and the powers granted hereby shall inure to the benefit of and bind all parties hereto and their respective heirs, executors, administrators, successors and assigns, and all subsequent owners of the Property.
15.3    Work Product. Effective upon and in the event of a termination of this Agreement for any reason, if requested by Seller in writing, Buyer shall deliver to Seller (at reasonable cost to Seller except in the event of a default by Buyer) copies of all reports, plans, studies, documents, written information and the like that were independently ordered or prepared by Buyer and not otherwise obtained or provided by Seller, whether prior to the effective date of this Agreement or during the period of Escrow in connection with Buyer’s proposed acquisition, development, use or sale of the Real Property (collectively, the “Work Product”). Buyer shall also return all materials and information (including, without limitation, the Property Information) given to it by Seller or its consultants during Escrow, in the same condition as delivered to Buyer.
15.4    Further Assurances. In addition to the acts and deeds recited herein and contemplated to be performed, executed or delivered by Seller or Buyer, Seller and Buyer hereby agree to perform, execute and deliver, or cause to be performed, executed and delivered, on the Closing Date or thereafter any and all such further acts, deeds and assurances as Buyer or Seller, as the case may be, may reasonably require in order to consummate fully the transactions contemplated hereunder.
15.5    Attorneys’ Fees. If any legal action or any arbitration or other proceeding is brought or if an attorney is retained for the enforcement of this Agreement or any portion thereof, or because of any alleged dispute, breach, default or misrepresentation in connection with any of the provisions of this Agreement, the prevailing party shall be entitled to recover from the other reimbursement for the reasonable fees of attorneys and other costs (including court costs and witness fees) incurred by it, in addition to any other relief to which it may be entitled. The term “prevailing party” means the party obtaining substantially the relief sought, whether by compromise, settlement or judgment.
15.6    Survival of Representations, Warranties, Covenants, Obligations and Agreements. Except as otherwise expressly provided below in this Section 15.6, none of the representations, warranties, covenants, obligations or agreements contained in this Agreement shall survive the Close of Escrow or the earlier termination of this Agreement.

(a)    Notwithstanding the provisions of Section 15.6(a), the indemnification provisions of Buyer under Sections 4.3.1 and 14 hereof and the provisions of Sections 4.6, 11.2, 13.2, 15.3, 15.5, 15.17, 15.19 and 15.20 hereof (collectively, the “Surviving Termination Obligations”) shall survive the termination of this Agreement without limitation, and any claim based upon any breach of a representation or warranty, or a breach of a covenant, obligation or agreement included in any of the Surviving Termination Obligations shall be actionable and enforceable at any time after the date of the termination of this Agreement.
(b)    Notwithstanding the provisions of Section 15.6(a), the indemnification provisions of Buyer under Sections 4.3.1, 14 and 10.5 hereof, the provisions of Sections 4.6, 10.1, 10.3, 10.4, 11.2, 12.1, 12.2, and 12.3 that relate to Buyer and the provisions of Sections 15.5, 15.17, 15.19 and 15.20 hereof (collectively, the “Surviving Closing Obligations”) shall survive the Close of Escrow without limitation, and shall not be merged with the recording of the Deed, and any claim based upon any breach of a representation or warranty, or a breach of a covenant, obligation or agreement included in any of the Surviving Closing Obligations shall be actionable and enforceable at any time after the Close of Escrow.
(c)    Notwithstanding the provisions of Section 15.6(a), the indemnification provisions of Seller under Section 14 hereof and the provisions of Section 11.1 hereof (collectively, the “Limited Surviving Closing Obligations”) shall survive the Close of Escrow and the execution and delivery of the Deed only for a period of twelve (12) months immediately following the Close of Escrow, and any claim based upon any breach of a representation or warranty, or a breach of a covenant, obligation or agreement included in any of the Limited Surviving Closing Obligations shall be actionable and enforceable if and only if notice of such claim is given to the party which allegedly breached such representation or warranty, or breached such covenant, obligation or agreement, within twelve (12) months after the Close of Escrow; provided, however, in no event shall Seller’s liability, if any, with respect to any Limited Surviving Closing Obligations exceed Two Million Five Hundred Thousand and No/100 Dollars ($2,500,000.00) in the aggregate (“Seller’s Liability Cap”) and no claim by Buyer may be made and Seller shall not be liable for any judgment in any action based upon any such claim unless and until Buyer’s claims are for an aggregate amount in excess of One Hundred Thousand and No/100 Dollars ($100,000.00), in which event Seller’s liability respecting any final judgment governing such claim(s) shall be for the entire amount thereof, subject to Seller’s Liability Cap.
15.7    Entire Agreement. This Agreement contains the entire agreement and understanding of the parties in respect to the subject matter hereof, and the parties intend for the literal words of this Agreement to govern and for all prior negotiations, drafts, and other extrinsic communications, whether oral or written, to have no significance or evidentiary effect. The parties further intend that neither this Agreement nor any of its provisions may be changed, amended, discharged, waived or otherwise modified orally except only by an instrument in writing duly executed by the party to be bound thereby. The parties hereto fully understand and acknowledge the importance of the foregoing sentence and are aware that the law may permit subsequent oral modification of a contract notwithstanding contract language which requires that any such modification be in writing, but Buyer and Seller fully and expressly intend that the foregoing requirements as to a writing be strictly adhered to and strictly interpreted and enforced by any court which may be asked to decide the question. Each party hereto acknowledges that this Agreement accurately reflects the agreements and understandings of the parties hereto with respect to the subject matter hereof and hereby waive any claim against the other party which such party may now have or may hereafter acquire to the effect that the actual agreements and understandings of the parties hereto with respect to the subject matter hereof may not be accurately set forth in this Agreement.
15.8    Governing Law. This Agreement shall be governed by the laws of the State of Washington.
15.9    Counterparts. This Agreement may be executed simultaneously in one or more counterparts and delivered via facsimile and/or by electronic mail in “PDF” format, each of which shall be deemed an original but all of which together shall constitute one and the same instrument.
15.10    Headings; Construction. The various headings of this Agreement are included for convenience only and shall not affect the meaning or interpretation of this Agreement or any provision hereof. When the context and construction so require, all words used in the singular herein shall be deemed to have been used in the plural and the masculine shall include the feminine and the neuter and vice versa. The use in this Agreement of the term “including” and related terms such as “include” shall in all cases mean “without limitation.” All references to “days” in this Agreement shall be construed to mean calendar days unless otherwise expressly provided and all references to “business days” shall be construed to mean days on which national banks are open for business.
15.11    Time of Essence. Seller and Buyer hereby acknowledge and agree that time is strictly of the essence with respect to each and every term, condition, obligation and provision hereof and failure to perform timely any of the terms, conditions, obligations or provisions hereof by either party shall constitute a material breach of, and non-curable (but waivable) default under this Agreement by the parties so failing to perform.
15.12    Partial Validity; Severability. If any term or provision of this Agreement or the application thereof to any person or circumstance shall, to any extent, be held invalid or unenforceable, the remainder of this Agreement, or the application of such term or provision to persons or circumstances other than those as to which it is held invalid or unenforceable, shall not be affected thereby, and each such term and provision of this Agreement shall be valid and be enforced to the fullest extent permitted by law.
15.13    No Third Party Beneficiaries. This Agreement is for the sole and exclusive benefit of the parties hereto and their respective permitted successors and assigns, and no third party is intended to, or shall have, any rights hereunder.
15.14    Intentionally Omitted.
15.15    Joint Product of Parties. This Agreement is the result of arms-length negotiations between Seller and Buyer and their respective attorneys. Accordingly, neither party shall be deemed to be the author of this Agreement and this Agreement shall not be construed against either party.

15.16    Calculation of Time Periods. Unless otherwise specified, in computing any period of time described herein, the day of the act or event after which the designated period of time begins to run is not to be included and the last day of the period so computed is to be included at, unless such last day is a Saturday, Sunday or legal holiday for national banks in California, in which event the period shall run until the end of the next day which is neither a Saturday, Sunday, or legal holiday. Unless otherwise expressly provided herein, the last day of any period of time described herein shall be deemed to end at 5:00 p.m. (Pacific Daylight Time).
15.17    Procedure for Indemnity. The following provisions govern actions for indemnity under this Agreement. Promptly after receipt by an indemnitee of notice of any claim, such indemnitee will, if a claim in respect thereof is to be made against the indemnitor, deliver to the indemnitor written notice thereof and the indemnitor shall have the right to participate in and, if the indemnitor agrees in writing that it will be responsible for any costs, expenses, judgments, damages, and losses incurred by the indemnitee with respect to such claim, to assume the defense thereof, with counsel mutually satisfactory to the parties; provided, however, that an indemnitee shall have the right to retain its own counsel, with the fees and expenses to be paid by the indemnitor, if the indemnitee reasonably believes that representation of such indemnitee by the counsel retained by the indemnitor would be inappropriate due to actual or potential differing interests between such indemnitee and any other party represented by such counsel in such proceeding. The failure of indemnitee to deliver written notice to the indemnitor within a reasonable time after indemnitee receives notice of any such claim shall relieve such indemnitor of any liability to the indemnitee under this indemnity only if and to the extent that such failure is prejudicial to its ability to defend such action, and the omission so to deliver written notice to the indemnitor will not relieve it of any liability that it may have to any indemnitee other than under this indemnity. If an indemnitee settles a claim without the prior written consent of the indemnitor, then the indemnitor shall be released from liability with respect to such claim unless the indemnitor has unreasonably withheld such consent.
15.18    Waiver of Jury Trial. To the extent permitted by applicable law, the parties hereby waive any right to trial by jury in any legal proceeding arising out of or relating to this Agreement or the transactions contemplated hereby.
15.19    No Personal Liability. Notwithstanding anything stated to the contrary herein, Seller’s liability under this Agreement shall be limited to Seller’s interest in the Property and neither Seller, Seller’s constituent partners and/or members, Seller’s asset manager, nor Seller’s directors, employees or agents shall have any personal liability hereunder.
15.20    Joint and Several Liability. If Buyer is composed of more than one individual or entity, all obligations and liabilities of Buyer under this Agreement shall be joint and several as to each of the individuals or entities who compose Buyer.
15.21    Exhibits. If, as of the Effective Date, any Exhibits or Schedules said to be attached hereto are missing, Buyer and Seller agree that each party will work in good faith with the other to attach such missing Exhibits or Schedules to a fully executed version of this Agreement within ten (10) days after the Effective Date, and such attached Exhibits and Schedules shall be deemed to have been attached hereto as of the Effective Date. If, after the Effective Date, any Exhibits or Schedules attached hereto are discovered to contain any errors, Buyer and Seller agree that each party shall work in good faith with the other to replace such

Exhibits or Schedules to correct any such errors, and such replacement Exhibits or Schedules shall be deemed to have been attached hereto as of the Effective Date.
15.22    State-Specific Provisions.
(a)    Washington Provisions.
(i)    Property Disclosure. Buyer and Seller acknowledge that any Property located in Washington constitutes “Commercial Real Estate” as defined in RCW 64.06.005. Buyer waives receipt of the seller disclosure statement required under RCW 64.06 for transactions involving the sale of commercial real estate, except for the section entitled “Environmental”. The Environmental section of the Seller disclosure statement as completed by Seller is attached to this Agreement as Exhibit K (the “WA Disclosure Statement”). Buyer acknowledges receipt of the WA Disclosure Statement and waives its right to rescind the Agreement under RCW 64.06.030. Buyer further acknowledges and agrees that the WA Disclosure Statement (i) is for the purposes of disclosure only, (ii) will not be considered part of this Agreement, and (iii) will not be construed as a representation or warranty of any kind by Seller.
IN WITNESS WHEREOF, the parties hereto have executed this Agreement the day and year first above written.
[Signatures on following pages]

“BUYER” KEPPEL-KBS WESTPARK, LLC, a Delaware limited liability company By: /s/ David E. Snyder Name: David E. Snyder Title: Chief Executive Officer

“SELLER”:

KBS SOR WESTPARK PORTFOLIO, LLC,
a Delaware limited liability company

By:    KBS SOR ACQUISITION XXVIII, LLC,
a Delaware limited liability company,
its sole member

By:    KBS SOR PROPERTIES, LLC,
a Delaware limited liability company,
its sole member

By:    KBS SOR (BVI) HOLDINGS, LTD.,
a British Virgin Islands company limited by shares,
its sole member

By:    KBS STRATEGIC OPPORTUNITY LIMITED PARTNERSHIP,
a Delaware limited partnership,
its sole shareholder

By:    KBS STRATEGIC OPPORTUNITY REIT, INC.,
a Maryland corporation,
its sole general partner

By:     /s/ Jeffrey K. Waldvogel
Jeffrey K. Waldvogel,
Chief Financial Officer

AGREED TO THIS 18th DAY OF SEPTEMBER, 2018, AS TO PROVISIONS RELATING TO ESCROW HOLDER: FIRST AMERICAN TITLE INSURANCE COMPANY By /s/ Patty Browing Its VP

LIST OF EXHIBITS AND SCHEDULES

EXHIBIT A	—	Description of Real Property
EXHIBIT B	—	List of Leases
EXHIBIT C	—	List of Contracts
EXHIBIT D	—	Form of Tenant Estoppel Certificate
EXHIBIT E	—	Form of Deed
EXHIBIT F	—	Form of Assignment of Leases, Contracts and Bill of Sale
EXHIBIT G	—	Form of FIRPTA Affidavit
EXHIBIT H	—	Form of Tenant Notice
EXHIBIT I	—	Form of Owner’s Affidavit
EXHIBIT J	—	List of State-Specific Deliverables
EXHIBIT K	—	WA Disclosure Statement
SCHEDULE 1	—	Disclosures
SCHEDULE 2	—	Free Rent

EXHIBIT A
Description of Real Property
PARCEL A:

LOTS 1 THROUGH 4, INCLUSIVE, AND 9 AND 10, PACIFIC BUSINESS & TECHNICAL CENTER, ACCORDING TO THE SECOND AMENDED BINDING SITE PLAN THEREOF RECORDED IN VOLUME 140 OF PLATS, PAGES 25 THROUGH 30, INCLUSIVE, IN KING COUNTY, WASHINGTON.

PARCEL A-1:

PARCEL A OF BOUNDARY LINE ADJUSTMENT RECORDED UNDER RECORDING NUMBER 20080204900013, BEING A PORTION OF LOT 8, PACIFIC BUSINESS & TECHNICAL CENTER, ACCORDING TO THE SECOND AMENDED BINDING SITE PLAN THEREOF RECORDED IN VOLUME 140 OF PLATS, PAGES 25 THROUGH 30, INCLUSIVE, IN KING COUNTY, WASHINGTON.

PARCEL B:

LOTS B AND C, WESTPARK, AMENDED BINDING SITE PLAN, ACCORDING TO THE PLAT THEREOF RECORDED IN VOLUME 152 OF PLATS, PAGES 70 THROUGH 73, INCLUSIVE, AND RECORDED UNDER RECORDING NUMBER 9006070535, IN KING COUNTY, WASHINGTON;

(BEING KNOWN AS A PORTION OF LOT 1, CITY OF REDMOND SHORT PLAT NUMBER SS-85-11R, RECORDED UNDER RECORDING NUMBER 8912190943).

PARCEL C:

LOTS D, E AND F, WESTPARK II, ACCORDING TO THE AMENDED BINDING SITE PLAN THEREOF RECORDED IN VOLUME 150 OF PLATS, PAGES 12 THROUGH 15, INCLUSIVE, IN KING COUNTY, WASHINGTON;

(ALSO KNOWN AS LOT 2, CITY OF REDMOND SHORT PLAT NUMBER SS-85-11R, RECORDED UNDER RECORDING NUMBER 8912190943).

PARCEL D:

LOT 3, CITY OF REDMOND SHORT PLAT NUMBER SS-85-11R, RECORDED UNDER RECORDING NUMBER 8912190943, SAID SHORT PLAT BEING A SUBDIVISION OF THE EAST HALF OF THE SOUTHWEST QUARTER OF SECTION 2, TOWNSHIP 25 NORTH, RANGE 5 EAST, W.M., IN KING COUNTY, WASHINGTON.

PARCEL E:

LOT A, WESTPARK, AMENDED BINDING SITE PLAN, ACCORDING TO THE PLAT THEREOF RECORDED IN VOLUME 152 OF PLATS, PAGES 70 THROUGH 73, INCLUSIVE, AND RECORDED UNDER RECORDING NUMBER 9006070535, IN KING COUNTY, WASHINGTON;

(BEING KNOWN AS A PORTION OF LOT 1, CITY OF REDMOND SHORT PLAT NUMBER SS-85-11R, RECORDED UNDER RECORDING NUMBER 8912190943).

EXHIBIT A

PARCEL F:

PARCEL B OF BOUNDARY LINE ADJUSTMENT RECORDED UNDER RECORDING NUMBER 20080204900013, BEING A PORTION OF LOT 8, PACIFIC BUSINESS & TECHNICAL CENTER, ACCORDING TO THE SECOND AMENDED BINDING SITE PLAN THEREOF RECORDED IN VOLUME 140 OF PLATS, PAGES 25 THROUGH 30, INCLUSIVE, IN KING COUNTY, WASHINGTON.

TOGETHER WITH LOT 1, CITY OF REDMOND SHORT PLAT NUMBER SS-86-5, RECORDED UNDER RECORDING NUMBER 8811030191, IN KING COUNTY, WASHINGTON.

PARCEL G:

LOT 4, CITY OF REDMOND SHORT PLAT NUMBER SS-85-11R, RECORDED UNDER RECORDING NUMBER 8912190943, SAID SHORT PLAT BEING A REVISION OF SHORT PLAT RECORDED UNDER RECORDING NUMBER 8512260700, SAID SHORT PLAT BEING A SUBDIVISION OF THE EAST HALF OF THE SOUTHWEST QUARTER OF SECTION 2, TOWNSHIP 25 NORTH, RANGE 5 EAST, W.M., IN KING COUNTY, WASHINGTON.

PARCEL H:

LOT 2 OF CITY OF REDMOND SHORT PLAT NUMBER SS-86-5, RECORDED UNDER RECORDING NUMBER 8811030191, SAID SHORT PLAT BEING A SUBDIVISION OF A PORTION OF THE SOUTH 320 FEET OF THE NORTH 1006 FEET OF THE NORTHEAST QUARTER OF THE SOUTHWEST QUARTER OF SECTION 2, TOWNSHIP 25 NORTH, RANGE 5 EAST, W.M., IN KING COUNTY, WASHINGTON;

TOGETHER WITH AN EASEMENT FOR INGRESS, EGRESS AND UTILITIES 30 FEET IN WIDTH, BEING A SOUTHERLY EXTENSION OF THE EAST 30 FEET OF SAID PREMISES, LYING SOUTHERLY OF THE SOUTH LINE OF SAID PREMISES AND NORTHERLY OF THE NORTHERLY MARGIN OF N.E. 85TH STREET.

PARCEL I:

THAT PORTION OF THE FOLLOWING DESCRIBED TRACT LYING NORTHERLY OF THE RIGHT OF WAY FOR N.E. 85TH STREET AND EASTERLY OF THE RIGHT OF WAY FOR 154TH AVENUE N.E. THE EAST HALF OF THE SOUTHWEST QUARTER OF SECTION 2, TOWNSHIP 25 NORTH, RANGE 5 EAST, W.M., IN KING COUNTY, WASHINGTON, LYING EASTERLY OF THE NORTHERN PACIFIC RAILROAD (NOW "BURLINGTON NORTHERN") RIGHT OF WAY, AND WESTERLY OF 100 FOOT STRIP OF LAND AS CONVEYED TO KING COUNTY BY DEED RECORDED UNDER RECORDING NUMBER 6611004;

EXCEPT THE NORTH 1006 FEET THEREOF;

EXCEPT THAT PORTION CONVEYED TO THE CITY OF REDMOND, A MUNICIPAL CORPORATION, BY DEED RECORDED UNDER RECORDING NUMBER 8407250771 FOR 154TH AVENUE N.E.

SITUATE IN THE COUNTY OF KING, STATE OF WASHINGTON.

EXHIBIT A

EXHIBIT B
List of Leases

Tenant	Name of Document	Date of Document
3DOT	Lease	12/1/2015
	First Amendment	2/14/2018
	Tenant Commencement Letter	4/1/2018
Abol Systems	Lease	4/29/2013
	First Amendment	7/15/2013
	First Amendment	11/21/2013
	Third Amendment	12/19/2014
	Fourth Amendment	9/25/2015
	Fifth Amendment	6/30/2017
	Sixth Amendment	6/30/2018
Amaxra, Inc.	Lease	1/12/2015
	Commencement Date Memorandum	2/24/2015
	First Amendment	8/5/2016
Avara Construction, Inc.	Lease	4/18/2017
Avitech International Corp	Lease	9/29/2009
	Commencement Date Memorandum	1/1/2010
	First Amendment	10/15/2013
Axis Survey and Mapping	Lease	12/2/2014
	Commencement Date Memorandum	1/14/2015
BAE Systems Controls, Inc.	Lease	9/1/2005
	Assignment of Lease	12/31/2006
	First Amendment	9/21/2010
	Second Amendment	11/2/2015
Bellegrove Medical Supply, Inc.	Lease	6/7/2010
	First Amendment	2/19/2015
	Commencement Date Memorandum	12/1/2010
Ben Wahbi dba Dubliner Irish Pub	Lease	3/23/2017
	Tenant Commencement Letter	10/30/2017
	First Amendment	7/21/2017
Bigfin.com, LLC	Lease	10/4/2011
	First Amendment	6/28/2013
	Second Amendment	7/29/2016
Bluerigger, LLC	Lease	4/30/2013
	First Amendment	6/1/2015
	Second Amendment	7/29/2016
	Third Amendment	7/24/2018
CAE Healthcare	Lease	8/31/2007

EXHIBIT B

	First Amendment	6/30/2010
	Commencement Date Memorandum	12/1/2010
	Second Amendment	12/10/2010
	Third Amendment	12/29/2014
	Fourth Amendment	4/30/2018
Caldera Development Group	Lease	5/17/2016
Cascade Window Products	Lease	5/12/2014
Cascadia Resources	Lease	9/14/2012
	First Amendment	9/15/2014
	Second Amendment	10/11/2017
Cat Man Doo, Inc.	Lease	4/10/2014
	First Amendment	6/13/2014
	Second Amendment	3/6/2017
	Tenant Commencement Letter	12/1/2017
Centerline Solutions, LLC	Lease	9/4/2015
	LL Consent to Change in Ownership	3/11/2016
	Estoppel	4/18/2016
Coding with Kids	Lease	5/3/2018
	Tenant Commencement Letter	8/1/2018
Cpillars, LLC	Lease	8/22/2017
	Tenant Commencement Letter	1/1/2018
Curvature	Lease	4/11/2012
	Commencement Date Memorandum	8/20/2012
	First Amendment	10/11/2017
Davis-Bacon Pension Plans, Inc.	Lease	8/7/2013
Deacon Construction, LLC Building E	Lease	3/23/2017
	Tenant Commencement Letter	10/12/2017
Deacon Construction, LLC Building U	Lease	3/23/2017
	Tenant Commencement Letter	10/12/2017
Delphi Precision Imaging Corp	Lease	2/9/2016
	First Amendment	3/22/2018
Douglas Blome Engineering	Lease	7/11/2016
	First Amendment	1/23/2018
	Tenant Commencement Letter	4/30/2018
Dowl Engineering	Lease	7/7/2006
	Commencement Date Memorandum	1/10/2007
	First Amendment	12/14/2009
	Second Amendment	6/14/2011
	Third Amendment	12/9/2011
	Fourth Amendment	1/16/2015
	Fifth Amendment	11/30/2015

EXHIBIT B

	Sixth Amendment	2/24/2018
DTC Hunan	Lease	4/6/2018
	Tenant Commencement Letter	4/23/2018
Echonous, Inc.	Lease	2/17/2016
	First Amendment	5/5/2016
	Second Amendment	9/20/2017
EERG Engineering Remediation	Lease	1/16/2015
	Commencement Date Memorandum	4/11/2016
	First Amendment	3/2/2018
EVT Solutions dba bLoyal	Lease	10/17/2014
F1 Consultancy	Lease	9/4/2015
	Commencement Date Memorandum	11/10/2015
	First Amendment	4/20/2016
Foxconn EMS	Lease	8/11/2006
	First Amendment	9/28/2009
	Second Amendment	10/24/2011
	Third Amendment	3/2/2012
	Fourth Amendment	2/6/2014
	Fifth Amendment	1/7/2016
Furniture Marketing Group	Lease	6/24/2014
	First Amendment	7/6/2017
Hawk Ridge Systems	Lease	6/8/2017
	Tenant Commencement Letter	10/9/2017
	First Amendment	8/29/2017
Helion Energy, Inc.	Lease	3/17/2015
Hobart-ITW Food Equipment Group	Lease	6/30/2009
	First Amendment	8/1/2016
Homemeeting, Inc.	Lease	4/25/2007
	First Amendment	12/9/2010
	Second Amendment	10/14/2013
	Third Amendment	12/16/2016
Horizon Professional dba Healthwind	Lease	2/6/2003
	Second Amendment	7/6/2009
	Third Amendment	5/22/2013
	Fourth Amendment	4/7/2015
	Fifth Amendment	6/15/2016
	Sixth Amendment	3/21/2017
	Seventh Amendment	3/2/2018
	Tenant Commencement Letter	4/1/2018
Hydroflow Holdings USA LLC	Lease	9/8/2011
	First Amendment	8/8/2012
	Second Amendment	10/7/2014
	Third Amendment	9/4/2015

EXHIBIT B

Hygen Pharmaceuticals, Inc.	Lease	8/22/2012
	Commencement Date Memorandum	1/17/2013
	Subordination LL Lien	10/27/2015
	First Amendment	4/6/2018
ICS Support, Inc.	Lease	4/25/2016
	Commencement Date Memorandum	9/18/2006
	First Amendment	2/15/2011
	Second Amendment	1/8/2016
Inner Spark Robotics	Lease	8/18/2016
Innovative Advantage	Lease	1/2/2008
	First Amendment	8/25/2010
	Second Amendment	3/27/2015
Inventprise Advantage, Inc.	Lease	1/27/2017
Jassmarketing, LLC dba Signarama Redmond	Lease	1/19/2017
	Tenant Commencement Letter	2/1/2017
	Landlord's Consent and Subordination Agreement	5/24/2017
	Landlord's Consent and Waiver of Lien	5/10/2017
JC Services, Inc.	Lease	3/27/2009
	Commencement Date Memorandum	5/14/2009
	First Amendment	4/22/2009
	Second Amendment	1/11/2011
	Third Amendment	7/24/2014
JDL Digital Systems, Inc.	Lease	6/30/2013
	Commencement Date Memorandum	10/31/2013
	First Amendment	7/19/2013
	Second Amendment	11/19/2013
	Third Amendment	10/2/2014
King and Prince Seafood Corp	Lease	12/23/2013
	Commencement Date Memorandum	7/22/2014
	First Amendment	2/25/2014
KMEW Co Ltd	Lease	4/22/2010
	Assignment Agreement	4/1/2012
	First Amendment to Lease	4/24/2014
	Second Amendment to and Assignment of the Lease	5/31/2017
Kone, Inc.	Lease	10/12/2015
	Commencement Date Memorandum	1/25/2016
Kurkel Enterprises, LLC dba Fairhaven Health	Lease	10/2/2014
Landmark Holdings, Inc.	Lease	1/25/2017
Leancode LLC	Lease	7/8/2015
Lundberg, LLC	Lease	12/7/2017

EXHIBIT B

	Tenant Commencement Letter	4/1/2018
Majiq, Inc.	Lease	6/28/2006
	First Amendment	12/7/2010
	Second Amendment	10/5/2016
	Commencement Date Memorandum	6/2/2017
Micronics	Lease	1/25/2006
	First Amendment	11/3/2008
	Second Amendment	9/30/2009
	Third Amendment	3/4/2011
	Fourth Amendment	8/4/2011
	Fifth Amendment	4/1/2014
	Sixth Amendment	3/10/2015
	Seventh Amendment	12/27/2016
Microstar Laboratories	Lease	7/1/2018
	Tenant Commencement Letter	7/20/2018
Microsurgical Technology, Inc.	Lease	3/18/1994
	First Amendment	2/1/1996
	Second Amendment	3/25/1999
	Third Amendment	6/27/2002
	Fourth Amendment	8/2/2004
	Fifth Amendment	8/1/2005
	Sixth Amendment	2/13/2009
	Seventh Amendment	4/13/2009
	Eighth Amendment	5/19/2009
	Ninth Amendment	4/27/2011
	Tenth Amendment	2/2/2012
	Eleventh Amendment	3/28/2012
	Twelve Amendment	1/7/2014
	Temporary Use Agreement	8/27/2018
Minarik Corp.	Lease	7/9/2006
	Landlord's Consent to Assignment of Lease	1/31/2008
	Assignment of Lease	2/1/2008
	First Amendment	1/16/2009
	Secnd Amendment	6/6/2012
	Commencement Date Memorandum	8/20/2012
	Third Amendment	11/4/2015
Mindray Medical USA	Lease	11/2/2006
	First Amendment	1/18/2008
	Second Amendment	2/20/2009
	Third Amendment	9/22/2011
	Fourth Amendment	2/14/2018
	Fifth Amendment	9/11/2018

EXHIBIT B

	Tenant Commencement Letter	Pending Execution
MSNW, LLC	Lease	6/14/2006
	First Amendment	6/22/2009
	Second Amendment	11/29/2010
	Third Amendment	9/17/2014
	Fourth Amendment	9/5/2017
N3rdfusion, Inc.	Lease	11/29/2017
	Tenant Commencement Letter	2/1/2018
Northwest Synergy, Inc.	Lease	4/17/2007
	Side Letter to Lease	7/13/2007
	First Amendment	5/31/2009
	Second Amendment	7/23/2012
	Expansion Effective Date Memorandum	3/18/2013
	Third Amendment	7/24/2017
Novolex Shields aka Shields Bag Printing	Lease	6/4/2012
	Early Possession Agreement	6/11/2012
	First Amendment	9/2/2015
	Consent by Landlord to Assignment of Tenant's Interst in Lease	1/8/2018
Ocean Diamond, Inc.	Lease	4/24/2013
	First Amendment	7/9/2018
Oculus - Building C	Lease	8/10/2018
Oculus - Building N	Lease	8/10/2018
Oculus - Building M	Lease	8/10/2018
Overlake Heating, AC	Lease	1/12/2009
	First Amendment	12/21/2011
	Second Amendment	3/10/2015
	Third Amendment	6/7/2018
Pacific NW Golf Centers	Lease	12/18/2017
	Tenant Commencement Letter	3/1/2018
Pattison, Inc.	Lease	12/27/2012
	First Amendment	11/6/2015
Personal Medical Corp	Lease	5/19/2006
	Early Possession Agreement	9/15/2006
	First Amendment	7/2/2009
	Second Amendment to Lease and Landlord's Consent to Assignment and Assumption	4/30/2012
	Third Amendment	9/14/2012
	Fourth Amendment	8/20/2013
	Fifth Amendment	5/27/2014
	Sixth Amendment	11/1/2016
Plantsmart, LLC	Lease	5/8/2009

EXHIBIT B

	First Amendment	10/29/2012
	Second Amendment	8/1/2014
	Third Amendment	10/16/2017
Pogo Linux Corp	Lease	3/27/2009
	Commencement Date Memorandum	7/6/2009
	First Amendment	8/1/2012
	Second Amendment	9/9/2017
	Third Amendment	10/11/2017
	Tenant Commencement Letter	11/1/2017
Precision Electric Group	Lease	9/23/2010
	Early Possession Agreement	9/27/2010
	Temporary Use License Agreement	7/11/2011
	Subordination of Landlord's Lien	8/1/2011
	First Amendment	12/10/2013
	Second Amendment	2/6/2015
R2D3 Corporation	Lease	3/8/2007
	First Amendment	2/20/2008
	Second Amendment	2/7/2012
	Third Amendment	10/3/2016
Rabanco	Lease	4/12/2018
	Tenant Commencement Letter	8/27/2018
Red Dingo	Lease	9/1/2015
	Commencement Date Memorandum	4/8/2016
Rent-A-PC	Lease	2/27/2014
	First Amendment	10/16/2017
	Tenant Commencement Letter	4/3/2018
Redmond Cable Corporation	Lease	5/20/2010
	First Amendment	5/19/2011
	Second Amendment	4/26/2012
	Third Amendment	3/12/2013
	Fourth Amendment	7/15/2016
	Fifth Amendment	1/16/2018
Rimkus Consulting Group, Inc.	Lease	3/18/2013
	Commencement Date Memorandum	7/24/2013
Rock-Tenn Converting dba Westrock Converting	Lease	12/11/2013
	First Amendment	3/6/2017
	Early Access License	10/18/2013
	First Amendment to Early Access License	10/22/2013
	Guaranty	2/15/2017
Seattle Aero, LLC	Lease	2/28/2014
	First Amendment	6/11/2014
	Consent to Sublease	11/15/2017

EXHIBIT B

Service Communications	Lease	3/4/2015
Showa Aircraft USA, Inc.	Lease	1/16/2015
	Commencement Date Memorandum	6/16/2015
Skidata, Inc.	Lease	9/14/2017
	Tenant Commencement Letter	1/26/2018
Sonata	Lease	8/26/2013
	First Amendment	6/4/2018
	Commencement Date Memorandum	1/24/2014
Stark Aerospace	Lease	12/14/2016
Stratagen Systems, Inc.	Lease	8/21/2017
	Tenant Commencement Letter	2/1/2018
Sweetwater Investments, Inc.	Lease	12/6/2017
	Tenant Commencement Letter	4/5/2018
Sysgain, Inc.	Lease	3/23/2017
	First Amendment	5/7/2018
Ten-D-Energies	Lease	6/15/2016
Tri-Digital Sofware, Inc. (Evia)	Lease	9/1/2005
	Lease	7/15/2009
	First Amendment	10/12/2009
	Second Amendment	6/16/2011
	Third Amendment	8/21/2013
	Expansion Effective Date Memorandum	1/21/2014
Ugen, Inc.	Lease	4/24/2017
V1 Interactive	Lease	8/9/2016
	Tenant Commencement Letter	1/19/2017
West Coast Parts dba Professional Appliance	Lease	7/9/2018
	Tenant Commencement Letter	8/1/2018
Wildlife Computers, Inc.	Lease	4/16/2010
	First Amendment	12/18/2015
	Second Amendment	2/2/2016
	Tenant Commencement Letter	5/14/2018
Wordrake	Lease	6/1/2016
Xtreme Consulting	Lease	10/2/2014
	First Amendment	3/25/2015
	Commencement Date Memorandum	2/24/2015

EXHIBIT B

EXHIBIT C
List of Contracts

Purpose	Vendor
Glass Repairs	A&C Glass Service Co.
Engineering Services	Able Engineering Services
Parking Lot Sweeping	A.C. Moate Industries, Inc.
Pressure Washing	A.C. Moate Industries, Inc.
Coffee Services	Agora NW, LLC
Micro-Market	Via Airlift, Inc.
HVAC Scenting	Rentokil North America, Inc. dba Ambius
Uniform Services	Aramark Uniform Services
Exterior Landscape	Brookstone Landscape & Design, LLC
Work Order System	Building Engines, Inc.
Flooring	CF Sales, Inc. dba CF Re:Source
Annual Fire Testing	Cosco Fire Protection, Inc.
Security Services	CPI Security Solutions, Inc.
Pop-up Restaurants	Fooda, Inc.
Security Systems	Guardian Security Systems, Inc.
Plumbing Services	Holaday Parks Fabricators, Inc.
Storm Drain Cleaning	McDonough & Sons, Inc.
Music Services	Muzak LLC dba Mood Media
Day Porter Services	Nexus Building Services, Inc.
HVAC Preventative Maintenance	Pacific Air Control. Inc.
General Contractor	Pattison Construction, Inc.
Exterior Signage/Electrical	Pride Electric Inc.
Exterior Window Cleaning	Puget Sound Window Maintenance, Inc.
Snow Removal	Saber Construction, Inc.
Construction Services	Saber Construction, Inc.
Elevator Maintenance	Schindler Elevator Corporation (national agreement)

EXHIBIT C

Purpose	Vendor
Restoration Services	JC Services, Inc. dba ServiceMaster Cleaning & Restoration
Signage	JASSMarketing, LLC Signarama
Waterproofing	Simma Restoration Group LLC
Painting	Ski's Painting Inc.
Janitorial Services	Top Quality Building Maintenance Corp.
Roofing Services	V&R Sheet Metal, LLC dba V&R Roofing
Painting	VP Painting, Inc.
Pest Control	W.B. Sprague Co. Inc.
Fire Alarm Monitoring	Western States Fire Protection Co.
Floor Cleaning	Whiteman & Associates, Inc.
Elevator Maintenance	Thyssenkrupp Elevator (national agreement)
Storm Jetting; Building A,B,C	MacDonald Miller Facility Solutions, Inc.

EXHIBIT C

EXHIBIT D
Form of Tenant Estoppel Certificate
(Attached)

EXHIBIT D

TENANT ESTOPPEL CERTIFICATE
The undersigned (“Tenant”) hereby certifies to KBS SOR Westpark Portfolio, LLC, a Delaware limitd liability company (“Landlord”), and Keppel-KBS Westpark, LLC, a Delaware limited liability company, and its successors and assigns (collectively, “Buyer”), as of the date of this estoppel certificate (“Estoppel Certificate”):
A.    Tenant is the Lessee under that certain Lease dated ________________ relating to __________________ (the “Premises”), together with any amendments thereto (collectively, the “Lease”).
B.    The dates of all amendments to the Lease are as follows:
C.    There are no other agreements, oral or in writing, between Landlord and Tenant with respect to the Premises excepted as identified above.
D.    The Lease is in full force and effect.
E.    To Tenant’s actual knowledge, no default exists under the Lease by Landlord.
F.    To Tenant’s actual knowledge, Tenant has no claim or demand against the Landlord.
G.    Monthly base rent is equal to $______ and has been paid through _________________, 20__.
H.    Tenant’s security deposit held by Landlord is $______________________.
I.     Tenant has no right or option to purchase any portion of the real property upon which the Premises are situated.
Tenant acknowledges that this Estoppel Certificate is being given in order to induce Buyer to purchase the property of which the Premises are a part, and to take on the obligations of Landlord. Buyer is entitled to rely upon this Estoppel Certificate.
Dated:__________________, 20__

“TENANT” By: __________________________________ ___________________________________ (Print Name) (Title)

EXHIBIT D

EXHIBIT E
Form of Deed
(Attached)

WHEN RECORDED RETURN TO:

__________________________ __________________________ __________________________ __________________________

Document Title:	Special Warranty Deed
Grantor:	KBS SOR WESTPARK PORTFOLIO, LLC

Grantee:

Legal Description: Abbreviated Legal Description: Full Legal Description: See Exhibit A attached
Assessor's Tax Parcel Nos.:
Reference Nos. of Documents Released or Assigned:

Special Warranty Deed

KBS SOR WESTPARK PORTFOLIO, LLC, a Delaware limited liability company ("Grantor"), grants, bargains, sells and conveys to KEPPEL-KBS WESTPARK, LLC, a Delaware limited liability company ("Grantee"), that certain real estate, situated in the County of Kings, State of Washington, legally described on Exhibit A.

Subject, however, to the exceptions identified on Exhibit B attached hereto.

The Grantor, for itself and for its successors in interest expressly limits the covenants of the deed to those herein expressed, and hereby covenants that against all persons whomsoever lawfully claiming or to claim by, through or under said Grantor and not otherwise, it will forever warrant and defend the described real estate.

[Grantor signature page follows]

Dated _______________, 2018.

“GRANTOR”:

KBS SOR WESTPARK PORTFOLIO, LLC,
a Delaware limited liability company

By:    KBS SOR ACQUISITION XXVIII, LLC,
a Delaware limited liability company,
its sole member

By:    KBS SOR PROPERTIES, LLC,
a Delaware limited liability company,
its sole member

By:    KBS SOR (BVI) HOLDINGS, LTD.,
a British Virgin Islands company limited by shares,
its sole member

By:    KBS STRATEGIC OPPORTUNITY LIMITED PARTNERSHIP,
a Delaware limited partnership,
its sole shareholder

By:    KBS STRATEGIC OPPORTUNITY REIT, INC.,
a Maryland corporation,
its sole general partner

By:    _________________________________
Jeffrey K. Waldvogel,
Chief Financial Officer

A notary public or other officer completing this certificate verifies only the identity of the individual who signed the document to which this certificate is attached, and not the truthfulness, accuracy, or validity of that document.

State of California

County of _______________

On _____________ before me, ____________________________ (here insert name and title of officer), personally appeared     , who proved to me on the basis of satisfactory evidence to be the person(s) whose name(s) is/are subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their authorized capacity(ies), and that by his/her/their signature(s) on the instrument the person(s), or the entity upon behalf of which the person(s) acted, executed the instrument.

I certify under PENALTY OF PERJURY under the laws of the State of California that the foregoing paragraph is true and correct.

WITNESS my hand and official seal.

Signature ______________________         (Seal)

Exhibit A

Real Property Legal Description

PARCEL A:

LOTS 1 THROUGH 4, INCLUSIVE, AND 9 AND 10, PACIFIC BUSINESS & TECHNICAL CENTER, ACCORDING TO THE SECOND AMENDED BINDING SITE PLAN THEREOF RECORDED IN VOLUME 140 OF PLATS, PAGES 25 THROUGH 30, INCLUSIVE, IN KING COUNTY, WASHINGTON.

PARCEL A-1:

PARCEL A OF BOUNDARY LINE ADJUSTMENT RECORDED UNDER RECORDING NUMBER 20080204900013, BEING A PORTION OF LOT 8, PACIFIC BUSINESS & TECHNICAL CENTER, ACCORDING TO THE SECOND AMENDED BINDING SITE PLAN THEREOF RECORDED IN VOLUME 140 OF PLATS, PAGES 25 THROUGH 30, INCLUSIVE, IN KING COUNTY, WASHINGTON.

PARCEL B:

LOTS B AND C, WESTPARK, AMENDED BINDING SITE PLAN, ACCORDING TO THE PLAT THEREOF RECORDED IN VOLUME 152 OF PLATS, PAGES 70 THROUGH 73, INCLUSIVE, AND RECORDED UNDER RECORDING NUMBER 9006070535, IN KING COUNTY, WASHINGTON;

(BEING KNOWN AS A PORTION OF LOT 1, CITY OF REDMOND SHORT PLAT NUMBER SS-85-11R, RECORDED UNDER RECORDING NUMBER 8912190943).

PARCEL C:

LOTS D, E AND F, WESTPARK II, ACCORDING TO THE AMENDED BINDING SITE PLAN THEREOF RECORDED IN VOLUME 150 OF PLATS, PAGES 12 THROUGH 15, INCLUSIVE, IN KING COUNTY, WASHINGTON;

(ALSO KNOWN AS LOT 2, CITY OF REDMOND SHORT PLAT NUMBER SS-85-11R, RECORDED UNDER RECORDING NUMBER 8912190943).

PARCEL D:

LOT 3, CITY OF REDMOND SHORT PLAT NUMBER SS-85-11R, RECORDED UNDER RECORDING NUMBER 8912190943, SAID SHORT PLAT BEING A SUBDIVISION OF THE EAST HALF OF THE SOUTHWEST QUARTER OF SECTION 2, TOWNSHIP 25 NORTH, RANGE 5 EAST, W.M., IN KING COUNTY, WASHINGTON.

PARCEL E:

LOT A, WESTPARK, AMENDED BINDING SITE PLAN, ACCORDING TO THE PLAT THEREOF RECORDED IN VOLUME 152 OF PLATS, PAGES 70 THROUGH 73, INCLUSIVE, AND RECORDED UNDER RECORDING NUMBER 9006070535, IN KING COUNTY, WASHINGTON;

(BEING KNOWN AS A PORTION OF LOT 1, CITY OF REDMOND SHORT PLAT NUMBER SS-85-11R, RECORDED UNDER RECORDING NUMBER 8912190943).

EXHIBIT E

PARCEL F:

PARCEL B OF BOUNDARY LINE ADJUSTMENT RECORDED UNDER RECORDING NUMBER 20080204900013, BEING A PORTION OF LOT 8, PACIFIC BUSINESS & TECHNICAL CENTER, ACCORDING TO THE SECOND AMENDED BINDING SITE PLAN THEREOF RECORDED IN VOLUME 140 OF PLATS, PAGES 25 THROUGH 30, INCLUSIVE, IN KING COUNTY, WASHINGTON.

TOGETHER WITH LOT 1, CITY OF REDMOND SHORT PLAT NUMBER SS-86-5, RECORDED UNDER RECORDING NUMBER 8811030191, IN KING COUNTY, WASHINGTON.

PARCEL G:

LOT 4, CITY OF REDMOND SHORT PLAT NUMBER SS-85-11R, RECORDED UNDER RECORDING NUMBER 8912190943, SAID SHORT PLAT BEING A REVISION OF SHORT PLAT RECORDED UNDER RECORDING NUMBER 8512260700, SAID SHORT PLAT BEING A SUBDIVISION OF THE EAST HALF OF THE SOUTHWEST QUARTER OF SECTION 2, TOWNSHIP 25 NORTH, RANGE 5 EAST, W.M., IN KING COUNTY, WASHINGTON.

PARCEL H:

LOT 2 OF CITY OF REDMOND SHORT PLAT NUMBER SS-86-5, RECORDED UNDER RECORDING NUMBER 8811030191, SAID SHORT PLAT BEING A SUBDIVISION OF A PORTION OF THE SOUTH 320 FEET OF THE NORTH 1006 FEET OF THE NORTHEAST QUARTER OF THE SOUTHWEST QUARTER OF SECTION 2, TOWNSHIP 25 NORTH, RANGE 5 EAST, W.M., IN KING COUNTY, WASHINGTON;

TOGETHER WITH AN EASEMENT FOR INGRESS, EGRESS AND UTILITIES 30 FEET IN WIDTH, BEING A SOUTHERLY EXTENSION OF THE EAST 30 FEET OF SAID PREMISES, LYING SOUTHERLY OF THE SOUTH LINE OF SAID PREMISES AND NORTHERLY OF THE NORTHERLY MARGIN OF N.E. 85TH STREET.

PARCEL I:

THAT PORTION OF THE FOLLOWING DESCRIBED TRACT LYING NORTHERLY OF THE RIGHT OF WAY FOR N.E. 85TH STREET AND EASTERLY OF THE RIGHT OF WAY FOR 154TH AVENUE N.E. THE EAST HALF OF THE SOUTHWEST QUARTER OF SECTION 2, TOWNSHIP 25 NORTH, RANGE 5 EAST, W.M., IN KING COUNTY, WASHINGTON, LYING EASTERLY OF THE NORTHERN PACIFIC RAILROAD (NOW "BURLINGTON NORTHERN") RIGHT OF WAY, AND WESTERLY OF 100 FOOT STRIP OF LAND AS CONVEYED TO KING COUNTY BY DEED RECORDED UNDER RECORDING NUMBER 6611004;

EXCEPT THE NORTH 1006 FEET THEREOF;

EXCEPT THAT PORTION CONVEYED TO THE CITY OF REDMOND, A MUNICIPAL CORPORATION, BY DEED RECORDED UNDER RECORDING NUMBER 8407250771 FOR 154TH AVENUE N.E.

SITUATE IN THE COUNTY OF KING, STATE OF WASHINGTON.

EXHIBIT E

EXHIBIT F
Form of Assignment of Leases and
Contracts and
Bill of Sale
(Attached)

EXHIBIT F

ASSIGNMENT OF LEASES AND CONTRACTS AND BILL OF SALE
This Assignment of Leases and Contracts and Bill of Sale (this “Assignment”) is executed and delivered as of the ____ day of _________, 2018 (the “Closing Date”) pursuant to that certain Purchase and Sale Agreement and Escrow Instructions (“Agreement”) dated ________, 2018, by and between KBS SOR WESTPARK PORTFOLIO, LLC a Delaware limited liability company (“Seller”), and KEPPEL-KBS WESTPARK, LLC, a Delaware limited liability company (“Buyer”), covering the real property described in Exhibit A attached hereto (“Property”).
1.    Sale of Personalty. For good and valuable consideration, Seller hereby sells, transfers, sets over and conveys to Buyer the following (the “Personal Property”):
(a)    Tangible Personalty. All of Seller’s right, title and interest, if any, in and to all the furniture, fixtures, equipment, and other tangible personal property listed on Exhibit B attached hereto or otherwise located in or on the Property to the extent owned by Seller; and
(b)    Intangible Personalty. All the right, title and interest of Seller, if any, in and to assignable licenses and permits relating to the operation of the Property, assignable guaranties and warranties from any contractor, manufacturer or other person in connection with the construction or operation of the Property, and the right to use the name of the Property (if any), but specifically excluding any right, title or interest of Seller in any trademarks, service marks and trade names of Seller (including, without limitation, the name “KBS” or any derivative thereof, or any name that includes the word “KBS” or any derivative thereof) and with reservation by Seller to use such name in connection with other property owned by Seller in the vicinity of the Property.
2.    Assignment of Leases and Contracts. For good and valuable consideration, Seller hereby assigns, transfers, sets over and conveys to Buyer, and Buyer hereby accepts the following:
(a)    Leases. All of the Seller’s right, title and interest in and to all tenant leases relating to the Property, including, without limitation, the tenant leases listed in Exhibit C‑1 and Exhibit C‑2 attached hereto (“Leases”);
(b)    Contracts and Agreements. Seller’s right, title and interest in and to the contracts and agreements described in Exhibit D‑1 and Exhibit D‑2 attached hereto (the “Contracts”).
3.    Assumption. Buyer hereby assumes the obligations of Seller under (a) the Leases listed on Exhibit C‑1 attached hereto arising from and after the Closing Date, (b) the Leases listed on Exhibit C‑2 attached hereto whether arising before or after the Closing Date, (c) the Contracts listed on Exhibit D‑1 attached hereto arising from and after the Closing Date, (d) the Contracts listed on Exhibit D‑2 attached hereto arising before or after the Closing Date, and (e) that certain leasing agreement dated May 10, 2016, entered into by and between Seller and Jones Lang LaSalle, Inc., a Washington corporation, but only to the extent of any leasing commissions hereafter payable thereunder arising out of the lease of space in the Property by

EXHIBIT F

Buyer after the date of this Assignment, and shall defend, indemnify and hold harmless Seller from and against any liability, damages, causes of action, expenses, and attorneys’ fees incurred by Seller by reason of the failure of Buyer to fulfill, perform, discharge, and observe its obligations with respect to the Leases or the Contracts.
4.    Agreement Applies. Except as may otherwise be provided in the Agreement, the Contracts and Leases are being assigned and transferred, and the Personal Property is being transferred, to Buyer on an “as is,” and “where is” basis, with all faults, and without any representation or warranty, all of which Seller hereby disclaims, all as more particularly set forth in Section 11.1 of the Agreement, which Section shall be, and hereby is, incorporated herein by reference.
5.    Counterparts. This Assignment may be executed in two (2) or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument, with the same effect as if all parties had signed the same signature page.
6.    Attorneys’ Fees. In any action between the parties to enforce any of the terms or provisions of this Assignment, the prevailing party in the action shall be entitled to recover from the non-prevailing party, in addition to damages, injunctive relief or other relief, and its reasonable costs and expenses, including, without limitation, costs and reasonable attorneys’ fees (including on appeal).
7.    Merger. This Assignment and the Agreement contain the entire understanding between the parties relating to their subject matter. All prior and contemporaneous agreements and understandings, whether oral or written, are superseded by this Assignment and the Agreement. This Assignment may only be modified in writing executed by both Buyer and Seller. Nothing contained in this Assignment is intended to terminate or affect the validity of any of the representations or warranties contained in the Agreement.
8.    Joint and Several Liability. All obligations and liabilities of Buyer under this Assignment shall be joint and several as to each of the individuals or entities who compose Buyer.
9.    Miscellaneous. This Assignment shall be binding upon and shall inure to the benefit of the parties hereto, their heirs, executors, administrators, successor-in-interest and assigns. If any term or provision of this Assignment shall be held invalid or unenforceable, the remainder of this Assignment shall not be affected. This Assignment shall be construed in accordance with and governed by the laws of the State of Washington. Nothing in this Assignment shall impair, limit or lessen any of the rights of the parties with respect to the provisions of the Agreement which were intended to survive the Closing Date. Nothing in this Assignment, express or implied, is intended to confer upon any person or entity, other than the parties hereto and their respective successors and assigns, any rights or remedies.

EXHIBIT F

IN WITNESS WHEREOF, the undersigned have caused this instrument to be executed as of the date written above.
[Signature Pages to Follow]

EXHIBIT F

“SELLER”:

KBS SOR WESTPARK PORTFOLIO, LLC,
a Delaware limited liability company

By:    KBS SOR ACQUISITION XXVIII, LLC,
a Delaware limited liability company,
its sole member

By:    KBS SOR PROPERTIES, LLC,
a Delaware limited liability company,
its sole member

By:    KBS SOR (BVI) HOLDINGS, LTD.,
a British Virgin Islands company limited by shares,
its sole member

By:    KBS STRATEGIC OPPORTUNITY LIMITED PARTNERSHIP,
a Delaware limited partnership,
its sole shareholder

By:    KBS STRATEGIC OPPORTUNITY REIT, INC.,
a Maryland corporation,
its sole general partner

By:    _________________________________
Jeffrey K. Waldvogel,
Chief Financial Officer

EXHIBIT F

“BUYER”:

KEPPEL-KBS WESTPARK, LLC,
a Delaware limited liability company

By:    _______________________
Name:    _______________________
Title:    _______________________

EXHIBIT F

EXHIBIT A
DESCRIPTION OF PROPERTY
PARCEL A:

LOTS 1 THROUGH 4, INCLUSIVE, AND 9 AND 10, PACIFIC BUSINESS & TECHNICAL CENTER, ACCORDING TO THE SECOND AMENDED BINDING SITE PLAN THEREOF RECORDED IN VOLUME 140 OF PLATS, PAGES 25 THROUGH 30, INCLUSIVE, IN KING COUNTY, WASHINGTON.

PARCEL A-1:

PARCEL A OF BOUNDARY LINE ADJUSTMENT RECORDED UNDER RECORDING NUMBER 20080204900013, BEING A PORTION OF LOT 8, PACIFIC BUSINESS & TECHNICAL CENTER, ACCORDING TO THE SECOND AMENDED BINDING SITE PLAN THEREOF RECORDED IN VOLUME 140 OF PLATS, PAGES 25 THROUGH 30, INCLUSIVE, IN KING COUNTY, WASHINGTON.

PARCEL B:

LOTS B AND C, WESTPARK, AMENDED BINDING SITE PLAN, ACCORDING TO THE PLAT THEREOF RECORDED IN VOLUME 152 OF PLATS, PAGES 70 THROUGH 73, INCLUSIVE, AND RECORDED UNDER RECORDING NUMBER 9006070535, IN KING COUNTY, WASHINGTON;

(BEING KNOWN AS A PORTION OF LOT 1, CITY OF REDMOND SHORT PLAT NUMBER SS-85-11R, RECORDED UNDER RECORDING NUMBER 8912190943).

PARCEL C:

LOTS D, E AND F, WESTPARK II, ACCORDING TO THE AMENDED BINDING SITE PLAN THEREOF RECORDED IN VOLUME 150 OF PLATS, PAGES 12 THROUGH 15, INCLUSIVE, IN KING COUNTY, WASHINGTON;

(ALSO KNOWN AS LOT 2, CITY OF REDMOND SHORT PLAT NUMBER SS-85-11R, RECORDED UNDER RECORDING NUMBER 8912190943).

PARCEL D:

LOT 3, CITY OF REDMOND SHORT PLAT NUMBER SS-85-11R, RECORDED UNDER RECORDING NUMBER 8912190943, SAID SHORT PLAT BEING A SUBDIVISION OF THE EAST HALF OF THE SOUTHWEST QUARTER OF SECTION 2, TOWNSHIP 25 NORTH, RANGE 5 EAST, W.M., IN KING COUNTY, WASHINGTON.

PARCEL E:

LOT A, WESTPARK, AMENDED BINDING SITE PLAN, ACCORDING TO THE PLAT THEREOF RECORDED IN VOLUME 152 OF PLATS, PAGES 70 THROUGH 73, INCLUSIVE, AND RECORDED UNDER RECORDING NUMBER 9006070535, IN KING COUNTY, WASHINGTON;

(BEING KNOWN AS A PORTION OF LOT 1, CITY OF REDMOND SHORT PLAT NUMBER SS-85-11R, RECORDED UNDER RECORDING NUMBER 8912190943).

EXHIBIT A

PARCEL F:

PARCEL B OF BOUNDARY LINE ADJUSTMENT RECORDED UNDER RECORDING NUMBER 20080204900013, BEING A PORTION OF LOT 8, PACIFIC BUSINESS & TECHNICAL CENTER, ACCORDING TO THE SECOND AMENDED BINDING SITE PLAN THEREOF RECORDED IN VOLUME 140 OF PLATS, PAGES 25 THROUGH 30, INCLUSIVE, IN KING COUNTY, WASHINGTON.

TOGETHER WITH LOT 1, CITY OF REDMOND SHORT PLAT NUMBER SS-86-5, RECORDED UNDER RECORDING NUMBER 8811030191, IN KING COUNTY, WASHINGTON.

PARCEL G:

LOT 4, CITY OF REDMOND SHORT PLAT NUMBER SS-85-11R, RECORDED UNDER RECORDING NUMBER 8912190943, SAID SHORT PLAT BEING A REVISION OF SHORT PLAT RECORDED UNDER RECORDING NUMBER 8512260700, SAID SHORT PLAT BEING A SUBDIVISION OF THE EAST HALF OF THE SOUTHWEST QUARTER OF SECTION 2, TOWNSHIP 25 NORTH, RANGE 5 EAST, W.M., IN KING COUNTY, WASHINGTON.

PARCEL H:

LOT 2 OF CITY OF REDMOND SHORT PLAT NUMBER SS-86-5, RECORDED UNDER RECORDING NUMBER 8811030191, SAID SHORT PLAT BEING A SUBDIVISION OF A PORTION OF THE SOUTH 320 FEET OF THE NORTH 1006 FEET OF THE NORTHEAST QUARTER OF THE SOUTHWEST QUARTER OF SECTION 2, TOWNSHIP 25 NORTH, RANGE 5 EAST, W.M., IN KING COUNTY, WASHINGTON;

TOGETHER WITH AN EASEMENT FOR INGRESS, EGRESS AND UTILITIES 30 FEET IN WIDTH, BEING A SOUTHERLY EXTENSION OF THE EAST 30 FEET OF SAID PREMISES, LYING SOUTHERLY OF THE SOUTH LINE OF SAID PREMISES AND NORTHERLY OF THE NORTHERLY MARGIN OF N.E. 85TH STREET.

PARCEL I:

THAT PORTION OF THE FOLLOWING DESCRIBED TRACT LYING NORTHERLY OF THE RIGHT OF WAY FOR N.E. 85TH STREET AND EASTERLY OF THE RIGHT OF WAY FOR 154TH AVENUE N.E. THE EAST HALF OF THE SOUTHWEST QUARTER OF SECTION 2, TOWNSHIP 25 NORTH, RANGE 5 EAST, W.M., IN KING COUNTY, WASHINGTON, LYING EASTERLY OF THE NORTHERN PACIFIC RAILROAD (NOW "BURLINGTON NORTHERN") RIGHT OF WAY, AND WESTERLY OF 100 FOOT STRIP OF LAND AS CONVEYED TO KING COUNTY BY DEED RECORDED UNDER RECORDING NUMBER 6611004;

EXCEPT THE NORTH 1006 FEET THEREOF;

EXCEPT THAT PORTION CONVEYED TO THE CITY OF REDMOND, A MUNICIPAL CORPORATION, BY DEED RECORDED UNDER RECORDING NUMBER 8407250771 FOR 154TH AVENUE N.E.

SITUATE IN THE COUNTY OF KING, STATE OF WASHINGTON.

EXHIBIT A

EXHIBIT B
DESCRIPTION OF TANGIBLE PROPERTY
[ATTACHED]

EXHIBIT B

EXHIBIT C-1
LIST OF LEASES UNDER WHICH BUYER ASSUMES
OBLIGATIONS AFTER THE CLOSING DATE
[ATTACHED]

EXHIBIT C-1

EXHIBIT C-2
LIST OF LEASES UNDER WHICH BUYER ASSUMES
OBLIGATIONS BEFORE AND AFTER THE CLOSING DATE
[ATTACHED]

EXHIBIT C-2

EXHIBIT D-1
LIST OF CONTRACTS UNDER WHICH BUYER ASSUMES
OBLIGATIONS AFTER THE CLOSING DATE
[ATTACHED]

EXHIBIT D-1

EXHIBIT D-2
LIST OF CONTRACTS UNDER WHICH BUYER ASSUMES
OBLIGATIONS BEFORE AND AFTER THE CLOSING DATE
[ATTACHED]

EXHIBIT D-2

EXHIBIT G
Form of FIRPTA Affidavit
(Attached)

EXHIBIT G

FIRPTA CERTIFICATE
KBS STRATEGIC OPPORTUNITY REIT, INC., a Maryland corporation (“Member”) is the sole general partner of KBS Strategic Opportunity Limited Partnership, a Delaware limited partnership, which is the sole shareholder of KBS SOR (BVI) Holdings, Ltd., a British Virgin Islands company limited by shares, which is the sole member of KBS SOR Properties, LLC, a Delaware limited liability company, which is the sole member of KBS SOR Acquisition XXVIII, LLC, a Delaware limited liability company, which is the sole member of KBS SOR Westpark Portfolio, LLC, a Delaware limited liability company (“Seller”). Seller, a disregarded entity for U.S. tax purposes, is the transferor of certain real property more particularly described on Exhibit A attached hereto (the “Property”).
Section 1445 of the Internal Revenue Code of 1986, as amended (the “Code”) provides that a transferee of a U.S. real property interest must withhold tax if the transferor is a foreign person. For U.S. tax purposes (including Section 1445 of the Code), the owner of a disregarded entity (which has legal title to a U.S. real property interest under local law) will be the transferor of the property and not the disregarded entity. To inform the transferee that withholding of tax will not be required in connection with the disposition of the Property pursuant to that certain Purchase and Sale Agreement and Escrow Instructions dated as of September 23, 2018, by and between Keppel-KBS Westpark, LLC, a Delaware limited liability company (“Buyer”) and Seller, the undersigned certifies the following on behalf of Member:
1.    Member is not a foreign corporation, foreign Company, foreign trust or foreign estate, as those terms are defined in the Code and the regulations promulgated thereunder;
2.    Member is not a disregarded entity as defined in Treasury Regulations §1.1445-2(b)(2)(iii),
3.    Member’s U.S. employer identification number is 26-3842535, and
4.    Member’s address is: 800 Newport Center Drive, Suite 700, Newport Beach, California 92660.
It is understood that this certificate may be disclosed to the Internal Revenue Service and that any false statement contained herein could be punished by fine, imprisonment, or both.
Under penalties of perjury I declare that I have examined the foregoing certification and, to the best of my knowledge and belief, it is true, correct and complete, and I further declare that I have authority to sign this document on behalf of Member.

EXHIBIT G

Date: ________________, 2018
KBS STRATEGIC OPPORTUNITY REIT, INC.,
a Maryland corporation

By:    ______________________________
Jeffrey K. Waldvogel,
Chief Financial Officer

EXHIBIT G

Exhibit A
Legal Description
PARCEL A:

LOTS 1 THROUGH 4, INCLUSIVE, AND 9 AND 10, PACIFIC BUSINESS & TECHNICAL CENTER, ACCORDING TO THE SECOND AMENDED BINDING SITE PLAN THEREOF RECORDED IN VOLUME 140 OF PLATS, PAGES 25 THROUGH 30, INCLUSIVE, IN KING COUNTY, WASHINGTON.

PARCEL A-1:

PARCEL A OF BOUNDARY LINE ADJUSTMENT RECORDED UNDER RECORDING NUMBER 20080204900013, BEING A PORTION OF LOT 8, PACIFIC BUSINESS & TECHNICAL CENTER, ACCORDING TO THE SECOND AMENDED BINDING SITE PLAN THEREOF RECORDED IN VOLUME 140 OF PLATS, PAGES 25 THROUGH 30, INCLUSIVE, IN KING COUNTY, WASHINGTON.

PARCEL B:

LOTS B AND C, WESTPARK, AMENDED BINDING SITE PLAN, ACCORDING TO THE PLAT THEREOF RECORDED IN VOLUME 152 OF PLATS, PAGES 70 THROUGH 73, INCLUSIVE, AND RECORDED UNDER RECORDING NUMBER 9006070535, IN KING COUNTY, WASHINGTON;

(BEING KNOWN AS A PORTION OF LOT 1, CITY OF REDMOND SHORT PLAT NUMBER SS-85-11R, RECORDED UNDER RECORDING NUMBER 8912190943).

PARCEL C:

LOTS D, E AND F, WESTPARK II, ACCORDING TO THE AMENDED BINDING SITE PLAN THEREOF RECORDED IN VOLUME 150 OF PLATS, PAGES 12 THROUGH 15, INCLUSIVE, IN KING COUNTY, WASHINGTON;

(ALSO KNOWN AS LOT 2, CITY OF REDMOND SHORT PLAT NUMBER SS-85-11R, RECORDED UNDER RECORDING NUMBER 8912190943).

PARCEL D:

LOT 3, CITY OF REDMOND SHORT PLAT NUMBER SS-85-11R, RECORDED UNDER RECORDING NUMBER 8912190943, SAID SHORT PLAT BEING A SUBDIVISION OF THE EAST HALF OF THE SOUTHWEST QUARTER OF SECTION 2, TOWNSHIP 25 NORTH, RANGE 5 EAST, W.M., IN KING COUNTY, WASHINGTON.

PARCEL E:

LOT A, WESTPARK, AMENDED BINDING SITE PLAN, ACCORDING TO THE PLAT THEREOF RECORDED IN VOLUME 152 OF PLATS, PAGES 70 THROUGH 73, INCLUSIVE, AND RECORDED UNDER RECORDING NUMBER 9006070535, IN KING COUNTY, WASHINGTON;

(BEING KNOWN AS A PORTION OF LOT 1, CITY OF REDMOND SHORT PLAT NUMBER SS-85-11R, RECORDED UNDER RECORDING NUMBER 8912190943).

EXHIBIT A

PARCEL F:

PARCEL B OF BOUNDARY LINE ADJUSTMENT RECORDED UNDER RECORDING NUMBER 20080204900013, BEING A PORTION OF LOT 8, PACIFIC BUSINESS & TECHNICAL CENTER, ACCORDING TO THE SECOND AMENDED BINDING SITE PLAN THEREOF RECORDED IN VOLUME 140 OF PLATS, PAGES 25 THROUGH 30, INCLUSIVE, IN KING COUNTY, WASHINGTON.

TOGETHER WITH LOT 1, CITY OF REDMOND SHORT PLAT NUMBER SS-86-5, RECORDED UNDER RECORDING NUMBER 8811030191, IN KING COUNTY, WASHINGTON.

PARCEL G:

LOT 4, CITY OF REDMOND SHORT PLAT NUMBER SS-85-11R, RECORDED UNDER RECORDING NUMBER 8912190943, SAID SHORT PLAT BEING A REVISION OF SHORT PLAT RECORDED UNDER RECORDING NUMBER 8512260700, SAID SHORT PLAT BEING A SUBDIVISION OF THE EAST HALF OF THE SOUTHWEST QUARTER OF SECTION 2, TOWNSHIP 25 NORTH, RANGE 5 EAST, W.M., IN KING COUNTY, WASHINGTON.

PARCEL H:

LOT 2 OF CITY OF REDMOND SHORT PLAT NUMBER SS-86-5, RECORDED UNDER RECORDING NUMBER 8811030191, SAID SHORT PLAT BEING A SUBDIVISION OF A PORTION OF THE SOUTH 320 FEET OF THE NORTH 1006 FEET OF THE NORTHEAST QUARTER OF THE SOUTHWEST QUARTER OF SECTION 2, TOWNSHIP 25 NORTH, RANGE 5 EAST, W.M., IN KING COUNTY, WASHINGTON;

TOGETHER WITH AN EASEMENT FOR INGRESS, EGRESS AND UTILITIES 30 FEET IN WIDTH, BEING A SOUTHERLY EXTENSION OF THE EAST 30 FEET OF SAID PREMISES, LYING SOUTHERLY OF THE SOUTH LINE OF SAID PREMISES AND NORTHERLY OF THE NORTHERLY MARGIN OF N.E. 85TH STREET.

PARCEL I:

THAT PORTION OF THE FOLLOWING DESCRIBED TRACT LYING NORTHERLY OF THE RIGHT OF WAY FOR N.E. 85TH STREET AND EASTERLY OF THE RIGHT OF WAY FOR 154TH AVENUE N.E. THE EAST HALF OF THE SOUTHWEST QUARTER OF SECTION 2, TOWNSHIP 25 NORTH, RANGE 5 EAST, W.M., IN KING COUNTY, WASHINGTON, LYING EASTERLY OF THE NORTHERN PACIFIC RAILROAD (NOW "BURLINGTON NORTHERN") RIGHT OF WAY, AND WESTERLY OF 100 FOOT STRIP OF LAND AS CONVEYED TO KING COUNTY BY DEED RECORDED UNDER RECORDING NUMBER 6611004;

EXCEPT THE NORTH 1006 FEET THEREOF;

EXCEPT THAT PORTION CONVEYED TO THE CITY OF REDMOND, A MUNICIPAL CORPORATION, BY DEED RECORDED UNDER RECORDING NUMBER 8407250771 FOR 154TH AVENUE N.E.

SITUATE IN THE COUNTY OF KING, STATE OF WASHINGTON.

EXHIBIT A

EXHIBIT H
Form of Tenant Notice
(Attached)

EXHIBIT H

NOTICE TO TENANTS
[Date]
[Project Name]
[Address]
[City/State/ZIP]
Dear Tenant:
Notice is hereby given to the tenants of ______________________ (the “Property”) that KBS SOR Westpark Portfolio, LLC, a Delaware limited liability company (“Seller”), the current owner of the Property, has sold the Property to _______________________, a _____________________________ (“Buyer”) effective [date of takeover]. Buyer has assumed all of the obligations of landlord under your lease, including any obligations with respect to your security deposit, if any, which has been transferred to Buyer.
Sincerely,

“SELLER” a
“BUYER” a

EXHIBIT H

EXHIBIT I
Form of Owner’s Affidavit
TITLE ORDER:
ESCROW ORDER:
PROPERTY:
COUNTY:
STATE:
KBS SOR WESTPARK PORTFOLIO, LLC, a Delaware limited liability company ("Seller"), as seller, and KEPPEL-KBS WESTPARK, LLC, a Delaware limited liability company ("Buyer"), as buyer, are parties to that certain Purchase and Sale Agreement and Escrow Instructions (the "Purchase Agreement") dated ________ __, 2018, as the same has been amended and modified, relating to the improved real property (the "Real Property") referred to in Exhibit "A" attached hereto and made a part hereof.

1.	In connection with the consummation of the transactions contemplated by the Purchase Agreement, Seller hereby represents and warrants to First American Title Insurance Company the following:

2.	Seller is a limited liability company organized and existing under the laws of the State of Delaware.

3.	To Seller's actual knowledge, (i) Seller's operating agreement is in full force and effect, and (ii) no proceedings are pending for the dissolution of the Seller.

4.	To Seller's actual knowledge, the leases described on Exhibit "B" attached hereto constitute all of the written leases affecting the Real Property with the current tenants of the Real Property.

5.
To Seller's actual knowledge, except as disclosed in Exhibit "C" attached hereto and made a part hereof, (a) there is no capital improvement work currently being constructed (or that was constructed during the last 3 months) on the Real Property that is the subject of a written contract with Seller which could give rise to a mechanic's or materialman's lien on the Real Property, and (b) Seller has not entered into any contracts for the furnishing of labor, materials, or services for construction purposes with respect to the Real Property to be furnished subsequent to the date of this affidavit.

6.
Seller shall not hereafter cause any encumbrances or other instruments to be recorded against the Property (other than the recording of a deed (the "Deed") transferring fee title to the Real Property to Buyer) through the date the Deed is recorded in King County, Washington.

For purposes hereof, the "actual knowledge" of Seller shall be limited to the actual knowledge (and not implied, imputed, or constructive) of Jeff Rader (whom the Seller represents is the asset

EXHIBIT I

manager for the Real Property), with no duty of inquiry. Notwithstanding anything contained herein to the contrary, the representations and warranties set forth in this Owner's Affidavit shall only survive the closing of the transactions contemplated by the Purchase Agreement until ____________, 2019, after which date this Owner's Affidavit shall be of no further force or effect and First American Title Insurance Company shall have no further rights hereunder (notwithstanding that one or more of the representations and/or warranties set forth herein may prove to be incorrect). This Owner's Affidavit is being executed for the sole and exclusive benefit of First American Title Insurance Company and no other party or person shall have any rights hereunder.
Executed as of __________, 2018
[SIGNATURES ON NEXT PAGE]

EXHIBIT I

KBS SOR WESTPARK PORTFOLIO, LLC,
a Delaware limited liability company

By:    KBS SOR ACQUISITION XXVIII, LLC,
a Delaware limited liability company,
its sole member

By:    KBS SOR PROPERTIES, LLC,
a Delaware limited liability company,
its sole member

By:    KBS SOR (BVI) HOLDINGS, LTD.,
a British Virgin Islands company limited by shares,
its sole member

By:    KBS STRATEGIC OPPORTUNITY LIMITED PARTNERSHIP,
a Delaware limited partnership,
its sole shareholder

By:    KBS STRATEGIC OPPORTUNITY REIT, INC.,
a Maryland corporation,
its sole general partner

By:    _________________________________
Jeffrey K. Waldvogel,
Chief Financial Officer

EXHIBIT I

EXHIBIT A
PARCEL A:

LOTS 1 THROUGH 4, INCLUSIVE, AND 9 AND 10, PACIFIC BUSINESS & TECHNICAL CENTER, ACCORDING TO THE SECOND AMENDED BINDING SITE PLAN THEREOF RECORDED IN VOLUME 140 OF PLATS, PAGES 25 THROUGH 30, INCLUSIVE, IN KING COUNTY, WASHINGTON.

PARCEL A-1:

PARCEL A OF BOUNDARY LINE ADJUSTMENT RECORDED UNDER RECORDING NUMBER 20080204900013, BEING A PORTION OF LOT 8, PACIFIC BUSINESS & TECHNICAL CENTER, ACCORDING TO THE SECOND AMENDED BINDING SITE PLAN THEREOF RECORDED IN VOLUME 140 OF PLATS, PAGES 25 THROUGH 30, INCLUSIVE, IN KING COUNTY, WASHINGTON.

PARCEL B:

LOTS B AND C, WESTPARK, AMENDED BINDING SITE PLAN, ACCORDING TO THE PLAT THEREOF RECORDED IN VOLUME 152 OF PLATS, PAGES 70 THROUGH 73, INCLUSIVE, AND RECORDED UNDER RECORDING NUMBER 9006070535, IN KING COUNTY, WASHINGTON;

(BEING KNOWN AS A PORTION OF LOT 1, CITY OF REDMOND SHORT PLAT NUMBER SS-85-11R, RECORDED UNDER RECORDING NUMBER 8912190943).

PARCEL C:

LOTS D, E AND F, WESTPARK II, ACCORDING TO THE AMENDED BINDING SITE PLAN THEREOF RECORDED IN VOLUME 150 OF PLATS, PAGES 12 THROUGH 15, INCLUSIVE, IN KING COUNTY, WASHINGTON;

(ALSO KNOWN AS LOT 2, CITY OF REDMOND SHORT PLAT NUMBER SS-85-11R, RECORDED UNDER RECORDING NUMBER 8912190943).

PARCEL D:

LOT 3, CITY OF REDMOND SHORT PLAT NUMBER SS-85-11R, RECORDED UNDER RECORDING NUMBER 8912190943, SAID SHORT PLAT BEING A SUBDIVISION OF THE EAST HALF OF THE SOUTHWEST QUARTER OF SECTION 2, TOWNSHIP 25 NORTH, RANGE 5 EAST, W.M., IN KING COUNTY, WASHINGTON.

PARCEL E:

LOT A, WESTPARK, AMENDED BINDING SITE PLAN, ACCORDING TO THE PLAT THEREOF RECORDED IN VOLUME 152 OF PLATS, PAGES 70 THROUGH 73, INCLUSIVE, AND RECORDED UNDER RECORDING NUMBER 9006070535, IN KING COUNTY, WASHINGTON;

(BEING KNOWN AS A PORTION OF LOT 1, CITY OF REDMOND SHORT PLAT NUMBER SS-85-11R, RECORDED UNDER RECORDING NUMBER 8912190943).

EXHIBIT I

PARCEL F:

PARCEL B OF BOUNDARY LINE ADJUSTMENT RECORDED UNDER RECORDING NUMBER 20080204900013, BEING A PORTION OF LOT 8, PACIFIC BUSINESS & TECHNICAL CENTER, ACCORDING TO THE SECOND AMENDED BINDING SITE PLAN THEREOF RECORDED IN VOLUME 140 OF PLATS, PAGES 25 THROUGH 30, INCLUSIVE, IN KING COUNTY, WASHINGTON.

TOGETHER WITH LOT 1, CITY OF REDMOND SHORT PLAT NUMBER SS-86-5, RECORDED UNDER RECORDING NUMBER 8811030191, IN KING COUNTY, WASHINGTON.

PARCEL G:

LOT 4, CITY OF REDMOND SHORT PLAT NUMBER SS-85-11R, RECORDED UNDER RECORDING NUMBER 8912190943, SAID SHORT PLAT BEING A REVISION OF SHORT PLAT RECORDED UNDER RECORDING NUMBER 8512260700, SAID SHORT PLAT BEING A SUBDIVISION OF THE EAST HALF OF THE SOUTHWEST QUARTER OF SECTION 2, TOWNSHIP 25 NORTH, RANGE 5 EAST, W.M., IN KING COUNTY, WASHINGTON.

PARCEL H:

LOT 2 OF CITY OF REDMOND SHORT PLAT NUMBER SS-86-5, RECORDED UNDER RECORDING NUMBER 8811030191, SAID SHORT PLAT BEING A SUBDIVISION OF A PORTION OF THE SOUTH 320 FEET OF THE NORTH 1006 FEET OF THE NORTHEAST QUARTER OF THE SOUTHWEST QUARTER OF SECTION 2, TOWNSHIP 25 NORTH, RANGE 5 EAST, W.M., IN KING COUNTY, WASHINGTON;

TOGETHER WITH AN EASEMENT FOR INGRESS, EGRESS AND UTILITIES 30 FEET IN WIDTH, BEING A SOUTHERLY EXTENSION OF THE EAST 30 FEET OF SAID PREMISES, LYING SOUTHERLY OF THE SOUTH LINE OF SAID PREMISES AND NORTHERLY OF THE NORTHERLY MARGIN OF N.E. 85TH STREET.

PARCEL I:

THAT PORTION OF THE FOLLOWING DESCRIBED TRACT LYING NORTHERLY OF THE RIGHT OF WAY FOR N.E. 85TH STREET AND EASTERLY OF THE RIGHT OF WAY FOR 154TH AVENUE N.E. THE EAST HALF OF THE SOUTHWEST QUARTER OF SECTION 2, TOWNSHIP 25 NORTH, RANGE 5 EAST, W.M., IN KING COUNTY, WASHINGTON, LYING EASTERLY OF THE NORTHERN PACIFIC RAILROAD (NOW "BURLINGTON NORTHERN") RIGHT OF WAY, AND WESTERLY OF 100 FOOT STRIP OF LAND AS CONVEYED TO KING COUNTY BY DEED RECORDED UNDER RECORDING NUMBER 6611004;

EXCEPT THE NORTH 1006 FEET THEREOF;

EXCEPT THAT PORTION CONVEYED TO THE CITY OF REDMOND, A MUNICIPAL CORPORATION, BY DEED RECORDED UNDER RECORDING NUMBER 8407250771 FOR 154TH AVENUE N.E.

SITUATE IN THE COUNTY OF KING, STATE OF WASHINGTON.

EXHIBIT I

EXHIBIT B
List of Leases
(Attached)

EXHIBIT I

EXHIBIT C
Work Completed in Last 3 Months
(Attached)

EXHIBIT I

EXHIBIT J
State-Specific Deliverables

WASHINGTON – None.

EXHIBIT J

EXHIBIT K
WA Disclosure Statement
(Attached)

EXHIBIT K

NOTICE TO THE BUYER

WASHINGTON DISCLOSURE STATEMENT

THE FOLLOWING DISCLOSURES ARE MADE BY SELLER ABOUT THE CONDITION OF THE PROPERTY LOCATED AT 8210-8681 NE 154TH AVENUE AND 15221-15387 NE 90TH STREET IN REDMOND, WASHINGTON (THE “PROPERTY”) OR AS LEGALLY DESCRIBED ON THE ATTACHED EXHIBIT A. SELLER MAKES THE FOLLOWING ENVIRONMENTAL DISCLOSURES OF EXISTING MATERIAL FACTS OR MATERIAL DEFECTS TO BUYER BASED ON SELLER’S ACTUAL KNOWLEDGE OF THE PROPERTY AT THE TIME SELLER COMPLETES THIS DISCLOSURE STATEMENT. UNLESS YOU AND SELLER OTHERWISE AGREE IN WRITING, YOU HAVE THREE (3) BUSINESS DAYS FROM THE DAY SELLER OR SELLER’S AGENT DELIVERS THIS DISCLOSURE STATEMENT TO YOU TO RESCIND THE AGREEMENT BY DELIVERING A SEPARATELY SIGNED WRITTEN STATEMENT OF RESCISSION TO SELLER OR SELLER’S AGENT. IF THE SELLER DOES NOT GIVE YOU A COMPLETED DISCLOSURE STATEMENT, THEN YOU MAY WAIVE THE RIGHT TO RESCIND PRIOR TO OR AFTER THE TIME YOU ENTER INTO A PURCHASE AND SALE AGREEMENT.

THE FOLLOWING ARE DISCLOSURES MADE BY SELLER AND ARE NOT THE REPRESENTATIONS OF ANY REAL ESTATE LICENSEE OR OTHER PARTY. THIS INFORMATION IS FOR DISCLOSURE ONLY AND IS NOT INTENDED TO BE A PART OF ANY WRITTEN AGREEMENT BETWEEN BUYER AND SELLER.

FOR A MORE COMPREHENSIVE EXAMINATION OF THE SPECIFIC CONDITION OF THIS PROPERTY YOU ARE ADVISED TO OBTAIN AND PAY FOR THE SERVICES OF QUALIFIED EXPERTS TO INSPECT THE PROPERTY, WHICH MAY INCLUDE, WITHOUT LIMITATION, ARCHITECTS, ENGINEERS, LAND SURVEYORS, PLUMBERS, ELECTRICIANS, ROOFERS, BUILDING INSPECTORS, ON-SITE WASTEWATER TREATMENT INSPECTORS, OR STRUCTURAL PEST INSPECTORS. THE PROSPECTIVE BUYER AND SELLER MAY WISH TO OBTAIN PROFESSIONAL ADVICE OR INSPECTIONS OF THE PROPERTY OR TO PROVIDE APPROPRIATE PROVISIONS IN A CONTRACT BETWEEN THEM WITH RESPECT TO ANY ADVICE, INSPECTION, DEFECTS OR WARRANTIES.

EXHIBIT K

6.ENVIRONMENTAL
[ ] Yes	[x] No	[ ] Don't know	*A. Have there been any flooding, standing water, or drainage problems on the property that affect the property or access to the property?
[ ] Yes	[x] No	[ ] Don't know	*B. Is there any material damage to the property from fire, wind, floods, beach movements, earthquake, expansive soils, or landslides?
[ ] Yes	[x] No	[ ] Don't know	*C. Are there any shorelines, wetlands, floodplains, or critical areas on the property?
[ ] Yes	[x] No	[ ] Don't know
*D. Are there any substances, materials, or products in or on the property that may be environmental concerns, such as asbestos, formaldehyde, radon gas, lead-based paint, fuel or chemical storage tanks, or contaminated soil or water?

[ ] Yes	[x] No	[ ] Don't know	*E. Is there any soil or groundwater contamination?
[ ] Yes	[x] No	[ ] Don't know	*F. Has the property been used as a legal or illegal dumping site?
[ ] Yes	[x] No	[ ] Don't know	*G. Has the property been used as an illegal drug manufacturing site?

EXHIBIT K

IN WITNESS WHEREOF, Seller has executed this Notice to Buyer as of this 18th day of September, 2018.

“SELLER”

KBS SOR WESTPARK PORTFOLIO, LLC,
a Delaware limited liability company

By:    KBS SOR ACQUISITION XXVIII, LLC,
a Delaware limited liability company,
its sole member

By:    KBS SOR PROPERTIES, LLC,
a Delaware limited liability company,
its sole member

By:    KBS SOR (BVI) HOLDINGS, LTD.,
a British Virgin Islands company limited by shares,
its sole member

By:    KBS STRATEGIC OPPORTUNITY LIMITED PARTNERSHIP,
a Delaware limited partnership,
its sole shareholder

By:    KBS STRATEGIC OPPORTUNITY REIT, INC.,
a Maryland corporation,
its sole general partner

By:    _________________________________
Jeffrey K. Waldvogel,
Chief Financial Officer

EXHIBIT K

BUYER'S ACKNOWLEDGMENT
    a.    Buyer hereby acknowledges that: Buyer has a duty to pay diligent attention to any material defects that are known to Buyer or can be known to Buyer by utilizing diligent attention and observation.
    b.    The disclosures set forth in this statement and in any amendments to this statement are made only by the Seller and not by any real estate licensee or other party.
    c.    Buyer acknowledges that, pursuant to RCW 64.06.050(2), real estate licensees are not liable for inaccurate information provided by Seller, except to the extent that real estate licensees know of such inaccurate information.
    d.    This information is for disclosure only and is not intended to be a part of the written agreement between the Buyer and Seller.
    e.    Buyer (which term includes all persons signing the "Buyer's acceptance" portion of this disclosure statement below) has received a copy of this disclosure statement (including attachments, if any) bearing Seller's signature.
DISCLOSURES CONTAINED IN THIS DISCLOSURE STATEMENT ARE PROVIDED BY SELLER BASED ON SELLER'S ACTUAL KNOWLEDGE OF THE PROPERTY AT THE TIME SELLER COMPLETES THIS DISCLOSURE STATEMENT. UNLESS BUYER AND SELLER OTHERWISE AGREE IN WRITING, BUYER SHALL HAVE THREE BUSINESS DAYS FROM THE DAY SELLER OR SELLER'S AGENT DELIVERS THIS DISCLOSURE STATEMENT TO RESCIND THE AGREEMENT BY DELIVERING A SEPARATELY SIGNED WRITTEN STATEMENT OF RESCISSION TO SELLER OR SELLER'S AGENT. YOU MAY WAIVE THE RIGHT TO RESCIND PRIOR TO OR AFTER THE TIME YOU ENTER INTO A SALE AGREEMENT.
BUYER HEREBY ACKNOWLEDGES RECEIPT OF A COPY OF THIS DISCLOSURE STATEMENT AND ACKNOWLEDGES THAT THE DISCLOSURES MADE HEREIN ARE THOSE OF THE SELLER ONLY, AND NOT OF ANY REAL ESTATE LICENSEE OR OTHER PARTY.
“BUYER”:

KEPPEL-KBS WESTPARK, LLC,
a Delaware limited liability company

By:     /s/ David E. Snyder
Name:     David E. Snyder
Title:     Chief Executive Officer

EXHIBIT K

SCHEDULE 1
Disclosures
None.

SCHEDULE 1

SCHEDULE 2
Free Rent

Tenant Name	Suite	Lease Type	Area	Start Date	Base Rent	Free Rent per Lease	Number of months from transaction date (15 Nov 2018)	Free Rent Buyout	Rent Shortfall Payment
Tech Tenant	C-100 & 200	Industrial	27,238	12/1/2018	40,076	3	3.5	120,229	20,038
Tech Tenant	C- 220	Industrial	6,292	1/1/2019	9,753	3	4.5	29,258	14,629
Tech Tenant	C-140	Industrial	5,876	5/1/2019	9,108	3	8.5	27,323	50,093
Tech Tenant	M-100 & 200	Industrial	30,133	12/1/2018	46,192	3	3.5	138,576	23,096
Tech Tenant	M-140	Industrial	1,737	5/1/2019	2,692	3	8.5	8,077	14,808
Tech Tenant	N-110, 160, 200, 230, 240, 250, & 260	Industrial	27,238	12/1/2018	46,532	3	3.5	139,595	23,266
Total			98,514					463,058	145,930

SCHEDULE 2